        THIS LICENSE AGREEMENT is made as of the 15th day of February, 2002 between
The KRC Group, Inc., a corporation organized and existing under the laws of the
State of Delaware ("Licensor"), and InnerSpace Corporation, a corporation organized and existing under the laws of the State of Delaware ("Licensee").

        The Effective Date is February 15, 2002.

        WHEREAS Licensor owns the Licensed Program and Licensed Technical
Information (each as defined below) and copyrights and other proprietary rights relating thereto; and

        WHEREAS Licensee desires to obtain from Licensor, and Licensor desires to grant to Licensee (i) an exclusive license to use the Licensed Program and
Licensed Technical Information in the State of Hawaii, subject to the terms, conditions and provisions hereinafter set forth, and a (ii) nonexclusive license to use the Licensed Program and Licensed Technical Information elsewhere, subject to the terms, conditions and provisions hereinafter set forth;

        NOW, THERFORE in consideration of the premises and of the promises and mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

                                    ARTICLE 1
                                   DEFINITIONS

        The following terms, as used herein, shall have the following meanings:

        "AFFILIATE" means, when used with references to Licensee, any Person directly or indirectly controlling, controlled by or under common control with
Licensee. For purposes of this Agreement, 'control' means the direct or indirect ownership of over 50% of the outstanding voting securities of a Person, or the right to receive over 50% of the profits or earnings of a Person, or the right to control the policy decisions of a Person.

        "CONFIDENTIAL INFORMATION" means and includes (i) the source code and object code of the Licensed Program and the related Documentation, (ii) the
Licensed Technical Information; and (iii) any other written or oral information from which the furnishing party derives economic value, actual or potential, from such information not being generally known to, and not being readily ascertainable by proper means by, other persons who can obtain economic value from its disclosure or use, and which is the subject of efforts that are reasonable under the circumstances to maintain its secrecy.

        "COPYRIGHT" means the copyrights related to the Licensed Work, including the copyright applications and registration(s), if any, listed on Exhibit A attached hereto and made part hereof, authorized under Title 17 of the United
States Code or under the laws of any other jurisdiction.

        "CUSTOMER" means any Person who has executed a valid End User Agreement or any other form of sublicense agreement relating to the license set forth herein.

        "DOCUMENTATION" means the explanatory and instructive materials in hardcopy, including manuals and other printed or visually perceptible materials that describe the use, function or operation of a computer software program.

        "END USER AGREEMENT" means an agreement between Licensee and a Person granting the right to use or benefit from any of the rights granted hereinunder.

        "LICENSE FEES" shall mean gross consideration actually received by Licensee as a fee for use of the Licensed Work under the terms of any sublicense agreement or for royalties. Licensor hereby acknowledges that Licensee has in the past and will continue to provide consulting and other product related services to third parties which do not employ the use of the Licensed Work, and
Licensor further acknowledges that such revenues are expressly not a part of
Licensee Fees as defined herein.

        "LICENSED PROGRAM" means the software program in source code, object code, or any other form having the copyright registrations and applications for copyright registration set forth in Exhibit A hereto and the specifications and functionality described in Exhibit B hereto, together with (i) Modifications thereto, (ii) all Documentation, and (iii) all derivative works based on the foregoing.

        "LICENSED TECHNICAL INFORMATION" means data furnished by Licensor that is used to populate the database component of the Licensed Program.

        "LICENSED WORK" means the Licensed Program, the Licensed Technical
Information and any derivative works, as well as all United States and foreign
Copyrights.

        "MODIFICATION" of work means any and all changes including improvements, enhancements, corrections, revisions to the work or any portion thereof, and any derivative of or work substantially similar to any of the foregoing, made by
Licensor or the Licensee.

        "PERSON" or "PERSONS" means any corporation, partnership, joint venture or natural person.

        "PROVIDER" means a natural person, licensed as a physician, a nurse practitioner or other medical professional, that provides healthcare services to patients on a regularly scheduled basis and bills those patients for his or her professional services. For purposes hereof, the term, "Provider" does not mean a nurse or other allied health professional who assists the Provider in the delivery of healthcare services to patients but who does not bill those patients for his or her professional services.

        "SALE" as applied to the Licensed Work means a genuine bonafide transaction for which consideration is received or expected for the use, lease, transfer or any other disposition of the Licensed Work. A Sale of the Licensed Work shall be deemed completed at the time Licensee or its sublicensee receives payment for such Licensed Work.

                                    ARTICLE 2
                                GRANT OF LICENSE

2.1 GRANT OF LICENSE. Subject to the terms and conditions contained in this
    Agreement, Licensor hereby grants to Licensee for the term of this
    Agreement a royalty-bearing, worldwide, nonexclusive license and a royalty-bearing, exclusive license for the State of Hawaii, with a right to sublicense to:

        (a) Host and use the Licensed Work;

        (b) make copies of, and make derivative works of, the Licensed Work, for the use of Licensee in accordance with the terms of this Agreement including, without limitation, the confidentiality provisions contained herein;

        (c) distribute the Licensed Work in object code only;

        (d) sublicense the Licensed Work in object code only to customers of
            Licensee who have first executed an End User Agreement in a form that is reasonably acceptable to Licensor;

        (e) market the Licensed Work on a private label basis.

2.2 RESERVATION OF RIGHTS. Licensor reserves the right to make copies of, to make derivative works of and to use the Licensed Work for commercial purposes and to license the Licensed Work to third parties subject to the terms of this Agreement.

2.3 NO RIGHTS BY IMPLICATION. No rights or licenses with respect to the
    Licensee Work are granted or deemed granted hereunder or in connection herewith, other than those rights or licenses expressly granted in this
    Agreement.

                                    ARTICLE 3
                                    ROYALTIES

3.1 ROYALTIES. In consideration for the license granted by this Agreement, royalties shall be payable as follows:

        (a) When Licensee has entered into End User Agreements with fewer than
            1,000 licensed Providers, Licensee shall pay Licensor:

                (i)  $66.38 per month per Provider for the first twelve (12) months during which the Provider has access to the Licensed Work, and

                (ii) $33.19 per month per Provider for each succeeding month (after expiration of the first twelve (12) months) during which the
                     Provider has access to the Licensed Work until the Provider ceases to have access to the Licensed Work.

(b) When Licensee has entered into End User Agreements with more than 1,000 but less than 1,500 licensed Providers, Licensee shall pay Licensor:

        (i) $51.63 per month per Provider for the first twelve (12) months during which the Provider has access to the Licensed Work, and

        (ii)$25.81 per month per Provider for each succeeding month (after expiration of the first twelve (12) months) during which the
            Provider has access to the Licensed Work until the Provider ceases to have access to the Licensed Work.

(c) When Licensee has entered into End User Agreements with more than 1,500 licensed Providers, Licensee shall pay Licensor:

        (i) $36.88 per month per Provider for the first twelve (12) months during which the Provider has access to the Licensed Work, and

        (ii) $18.44 per month per Provider for each succeeding month (after expiration of the first twelve (12) months) during which the Provider has access to the Licensed Work until the Provider ceases to have access to the Licensed Work.

3.2 PAYMENTS. Royalties payable under Section 3.1 hereof shall be paid within thirty (30) days following the last day of the calendar month in which the royalties accrue. The final payment shall be made within thirty (30) days after termination of this Agreement. Royalties shall be deemed paid as of the day on which they are received at the account designated pursuant to Section 3.4. Fees for custom programming and professional services shall be paid within thirty
    (30) days following the receipt of invoice.

3.3 REPORTS. Licensee shall deliver to Licensor within forty-five (45) days after the end of each calendar month a report, certified by the chief financial officer of Licensee, setting forth in reasonable detail the calculation of the earned royalties available for credit payable to Licensor for such calendar month.

3.4 CURRENCY, PLACE OF PAYMENT. All dollar amounts referred to in this Agreement are expressed in United States dollars. All payments of Royalties and other amounts to Licensor under this Agreement shall be made in United States dollars by check payable to Licensor.

3.5 RECORDS. Licensee will maintain complete and accurate books and records which enable the royalties payable hereunder to be verified. The records for each calendar month shall be maintained for two (2) years after the submission of each report under Section 3.3 hereof. Upon reasonable prior notice to
    Licensee, Licensor and its accountant shall have access to the relevant books and records of Licensee necessary to conduct a review or audit thereof. Such limited access shall be available not more than twice each calendar year, during normal business hours, and for three years after the expiration or termination of this Agreement. If Licensor determines that Licensee has under paid royalties by ten percent (10%) or more, Licensee will immediately pay to Licensor such amount plus interest at the rate of eighteen percent (18%) per annum in addition to the documented costs and expenses of Licensor's accountant in connection with its review or audit. If an overpayment is determined to exist, Licensor shall refund any monies overpaid by Licensee back to Licensee.

                                    ARTICLE 4
                                    WARRANTS

4.1 ISSUANCE. Licensee shall issue warrants in the form attached hereto as
    Exhibit "C" to the persons and in the amounts specified on Exhibit "C."

4.2 VESTING. Vesting of the warrants shall be subject to Licensor's completion of the tasks described in the vesting conditions attached hereto as Exhibit "D."

                                    ARTICLE 5
                               SOURCE CODE ESCROW

5.1 SOURCE CODE ESCROW. The parties shall enter into the Source Code Escrow
    Agreement attached hereto as Exhibit "E."

                                   ARTICLE 6
               HOSTING, TRAINING, SUPPORT AND MAINTENANCE SERVICES

6.1 HOSTING. Licensee and its agents will assume all responsibility for hosting the Licensed Work for the benefit of its Customers. Licensor will be under no obligation to host the Licensed Work for the benefit of Licensee or Licensee's
    Customers.

6.2 TRAINING AND IMPLEMENTATION. Licensor will provide remote technical assistance and consultation to Licensee with respect to use of the Licensed Work at a rate of the lesser of $800 per day or $150 per hour (billed in increments of 15 minutes).

6.3 MAINTENANCE. Licensor will correct defects and provide Licensee with fixes to the Licensed Work.. Any assistance required to fulfill Licensor's obligations under this Section will be provided at no additional charge unless such assistance is found to be the result of hardware failure, user error, neglect or negligence. Assistance required as a result of such failure, user error, neglect or negligence will be compensated by the Licensee at the rate of $150 per hour
    (billed in increments of 15 minutes).

6.4 UPGRADES. Licensor will support the Licensed Work to assure that it remains commercially viable and satisfies applicable regulatory and health industry standards. Licensor will provide Licensee with any and all upgrades it makes to the Licensed Work at no additional charge.

6.5 ACCESS TO LICENSED WORK. Licensee shall provide Licensor with remote access to the installed Licensed Work and its affiliated hardware during regular business hours, and for reasonable periods of time, for the purpose of testing,

    identification of defects, and installation of any changes, fix or upgrade.
    Licensor will exercise best efforts to coordinate with Licensee an appropriate schedule to perform service and support so as to minimize the operational impact to Licensee's operations. In appropriate circumstances, at the sole discretion of Licensor, changes, fixes or upgrades may be delivered through appropriate magnetic media, electronically transmitted or delivered through a representative of Licensor.

6.6 TRAVEL. Should it be necessary to perform services described in this
    Agreement at HUI's site, Licensee shall be responsible for actual out-of-pocket expenses incurred for travel, meals and lodging that are preapproved by
    Licensee, and a per diem for those days during which services are actually performed. Service is defined as any act or attempt to install, deliver, change, repair, adjust, update, train or any other act requiring a credentialed technician. All administrative access, adjustments and setups are part of the unique features of the Licensed Work and are within the allowable functions of the Licensee's system administrator. It is expected that Licensee's system administrator will receive all Licensor provided application training. Support services will only be provided to designated individuals that have received application training from Licensor.

6.7 RESPONSE TIME. Licensor guarantees a best efforts attempt regarding the response time to a service call from the Licensee. Licensor will respond to service calls in the order received and will make every effort to respond within the timeframes specified in Exhibit "F" -- Software Maintenance Support Policy.

6.8 EXCUSED PERFORMANCE. Licensor shall not be liable for any failure to perform or delayed performance of any obligation under the Agreement if such performance is prevented, hindered or delayed by reason of any cause beyond the reasonable control of Licensor, including, without limitation, any labor dispute, strike or other industrial disturbance, act of God, flood, shortage of materials from various manufacturers, earthquakes, hurricanes, casualty, war, act of public enemy, riot, insurrection, embargo law, blockage, action, restriction and regulation or order of any government, government agency or subdivision thereof.

6.9 WARRANTY. Licensor warrants that the Licensed Work will operate in accordance with the performance specifications delineated at Exhibit B. Licensor will provide the services described in Article 6 and replace any defective
    Licensed Work in a prompt and professional manner, THIS WARRANTY IS IN LIEU OF
    ANY OTHER WARRANTIES, WHETHER EXPRESSED OR IMPLIED, INCLUDING WITHOUT
    LIMITATION, IMPLIED WARRANTY OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR
    PURPOSE. IN THE EVENT OF ANY BREACH OF THE WARRANTY CONTAINED IN THIS SECTION,
    LICENSOR'S SOLE RESPONSIBILITY SHALL BE TO PERFORM WHATEVER SERVICES ARE
    NECESSARY TO CORRECT PROBLEMS WITH ANY LICENSED PROGRAM SO THAT IT CONFORMS IN
    ACCORDANCE WITH ITS PUBLISHED SPECIFICATIONS.

                                    ARTICLE 7
                         MODIFICATION OF LICENSED WORK.

7.1 MODIFICATIONS.

        (a) Based upon feedback from customers and other factors, Licensor shall
            (i) add new features and functions to the Licensed Program through new releases to the Licensed Program that Licensor issues to Licensee not less than biannually, and (ii) provide License will reasonable advance notice of pending releases and proposed release dates. Licensor will provide one copy of such new releases to Licensee without charge.

        (b) Licensee shall not have the right to make Modifications to the source code of the Licensed Program, unless Licensor fails to provide new releases to the Licensed Program as provided in Section 7.1(a) above.

        (c) Licensor shall be obligated to make Modifications requested by
            Licensee on a custom basis at the rate of $150 per hour (billed in 15 minute increments) and on such other terms and conditions as the parties agree upon; provided, however, that Licensor shall not charge
            Licensee for Modifications it undertakes as a result of a request by
            Licensee if Licensor includes those Modifications in a new release
            Licensor issues in accordance with Section 7.1(a).

                                    ARTICLE 8
                                 CONFIDENTIALITY

8.1 NONDISCLOSURE.

        (a) Licensee shall maintain in confidence and shall not disclose to any third Party (except an authorized sublicensee) the Confidential
            Information received pursuant to this Agreement, without the prior written consent of Licensor. The foregoing obligation shall not apply to: (i) information that is known to Licensee or independently developed by Licensee prior to the time of disclosure; (ii)
            information disclosed to Licensee by a third party that has a right to make such disclosure; (iii) information that becomes patented, published or otherwise part of the public domain as a result of acts by Licensor or by a third person who has the right to make such disclosure; or (iv) information that is required to be disclosed by order of any governmental authority or a court of competent jurisdiction; provided that Licensee shall notify Licensor if it believes such disclosure is required and shall use its best efforts to obtain confidential treatment of such information by the agency or court.

        (b) Licensor shall maintain in confidence and shall not disclose to any third Party (except an authorized sublicensee) the Confidential
            Information received pursuant to this Agreement, without the prior written consent of Licensee. The foregoing obligation shall not apply to: (i) information that is known to Licensor or independently developed by Licensor prior to the time of disclosure; (ii)

            information disclosed to Licensor by a third party that has a right to make such disclosure; (iii) information that becomes patented, published or otherwise part of the public domain as a result of acts by Licensee or by a third person who has the right to make such disclosure; or (iv) information that is required to be disclosed by order of any governmental authority or a court of competent jurisdiction; provided that Licensor shall notify Licensee if it believes such disclosure is required and shall use its best efforts to obtain confidential treatment of such information by the agency or court.

        (c) The receiving party's obligations of confidentiality with respect to
            Confidential Information that constitute trade secrets under the
            Uniform Trade Secrets Act as adopted in the State of Georgia (or other similar applicable law) shall run for as long as such information remains a trade secret. The receiving party's obligations of confidentiality with respect to Confidential Information that is not covered under the Uniform Trade Secrets Act as adopted in the State of
            Georgia (or other similar applicable law), shall run for three (3)
            years from the date of termination of this Agreement.

8.2 USE OF CONFIDENTIAL INFORMATION.

        (a) Licensee shall ensure that all of its employees, agents and contractors having access to the Confidential Information of Licensor are obligated in writing to abide by Licensee's obligations hereunder.
            Licensee shall use the Confidential Information only for the purposes contemplated under this Agreement.

        (b) Licensor shall ensure that all of its employees, agents and contractors having access to the Confidential Information of Licensee are obligated in writing to abide by Licensor's obligations hereunder.
            Licensor shall use the Confidential Information only for the purposes contemplated under this Agreement.

8.3 INJUNCTIVE RELIEF. Because damages at law will be an inadequate remedy for breach of any of the covenants, promises and agreements contained in this
    Article 6 hereof, the aggrieved party shall be entitled to injunctive relief in any state or federal court located within the City of Atlanta,
    Georgia, including specific performance or an order enjoining the breaching party from any threatened or actual breach of such covenants, promises or agreements. The rights set forth in this Section shall be in addition to any other rights which the aggrieved party may have at law or in equity.

                                    ARTICLE 9
                         WARRANTIES AND REPRESENTATIONS

9.1 REPRESENTATIONS AND WARRANTIES OF LICENSOR. Licensor represents and warrants to Licensee that

        (a) Licensor is a corporation duly organized, validly existing and in good standing under the laws of Delaware, and has all requisite corporate power and authority to execute, deliver and perform this Agreement.

        (b) This Agreement, when executed and delivered by Licensor, will be the legal, valid and binding obligation of Licensor, enforceable against
            Licensor in accordance with its terms.

        (c) The execution, delivery and performance of this Agreement by Licensor does not conflict with, or constitute a breach or default under, (i)
            the charter documents of Licensor, (ii) any law, order, judgment or governmental rule or regulation applicable to Licensor, or (iii) any provision of any agreement, contract, commitment or instrument to which Licensor is a party; and the execution, delivery and performance of this Agreement by Licensor does not require the consent, approval or authorization of, or notice or declaration to or filing or registration with, any governmental or regulatory authority.

        (d) Licensor holds full right, title and interest in and to the Licensed
            Work. To its knowledge, the Licensed Work does not infringe the proprietary rights of any third party. Licensor has not received any written notice that the Licensed Work infringes the proprietary rights of any third party.

9.2 REPRESENTATIONS AND WARRANTIES OF LICENSEE. Licensee represents and warrants to Licensor that

        (a) Licensee is a corporation duly organized, validly existing and in good standing under the laws of Delaware, and has all requisite corporate power and authority to execute, deliver and perform this Agreement.

        (b) This Agreement, when executed and delivered by Licensee, will be the legal, valid and binding obligation of Licensee, enforceable against Licensee in accordance with its terms.

        (c) The execution, delivery and performance of this Agreement by
            Licensee does not conflict with, or constitute a breach or default under, (i) the charter documents of Licensee, (ii) any law, order, judgment or governmental rule or regulation
            applicable to Licensee, or (iii) any provision of any agreement, contract, commitment or instrument to which Licensee is a party;
            and the execution, delivery and performance of this Agreement by
            Licensee does not require the consent, approval or authorization of, or notice or declaration to or filing or registration with, any governmental or regulatory authority.

                                   ARTICLE 10
                       PROPRIERARY RIGHTS AND INFRINGEMENT

10.1 RIGHTS PROTECTION.

        (a) LICENSOR CONTROL. Licensor shall be responsible for and shall control the preparation, prosecution and maintenance of all copyrights and patent rights pertaining to the Licensed Work.

        (b) LICENSEE PROSECUTION. If Licensor elects not file, prosecute or maintain any copyright or patent to the Licensed Work, it shall notify Licensee at least sixty (60) days prior to taking, or not taking, any action which would result in abandonment, withdrawal, or lapse of such right. Licensee shall then have the right to file, prosecute or maintain the right at its own expense and set off such expense from the royalty payments due Licensor
            hereinunder.

        (c) COOPERATION. Each party shall cooperate with the other party to execute all lawful papers and instruments and to make all
            rightful oaths and declarations as may be necessary in the preparation and prosecution of all rights referred to in this
            Section.

10.2 OWNERSHIP. Licensee acknowledges that all right, title an interest in and to the Licensed Work and any copyrights, patents, and other protection related thereto is and shall remain in Licensor, regardless of which party prepares prosecutes or maintains the foregoing, subject to the express license granted to Licensee under Article 2 hereof.

10.3 INTELLECTUAL PROPERTY INFRINGEMENT CLAIMS; INFRINGEMENT BY THIRD PARTY.

        (a) INFRINGEMENT CLAIMS. Licensor shall hold and save Licensee harmless from, and shall pay, when due, any loss, damage or liability, including reasonable attorneys' fees and expenses, awarded against or incurred by Licensee for or account of any charge, claim, suit or proceeding that alleges or is based upon a claim that the License
            Program, or any portion thereof, infringes any intellectual property rights of any third party. If any part of the Licensed Program becomes the subject of a claim of infringement hereunder, Licensee, at its option, may either (1) secure the right to continue using that part of the License Program, or (ii) replace or modify that part of the
            Licensed Program to make the Licensed Program noninfringing. In this event, Licensee shall have the right to set off the costs thereof against the royalty payments due Licensor hereinunder.

        (b) THIRD PARTY INFRINGEMENT.

                (i) LICENSEE'S OBLIGATIONS. Each party will promptly notify the other party of any infringement or possible infringement of rights relating to the Licensed Work by a third-party. Licensee shall have the right, but not the obligation, to prosecute such
                    infringement at its own expense. In such event, Licensor shall cooperate with Licensee, at Licensee's expense. Licensee shall not settle or compromise any such suit in a manner that imposes any obligations or restrictions on Licensor or grants any rights to the Licensed Work, without Licensor's written consent.

                (ii)LICENSOR'S RIGHTS. If Licensee fails to prosecute such infringement within ninety (90) days after receiving notice thereof, Licensor shall have the right, but not the obligation, to prosecute such infringement at its own expense. In such event,

                                       10

                    Licensee shall cooperate with Licensor, at Licensor's expense.

               (iii)RECOVERY DISTRIBUTION. Any recovery obtained by the prosecuting party as a result of such proceeding, by settlement or otherwise, shall be applied first to the prosecuting party, in an amount equal to its costs and expenses of the litigation, with the remainder to be paid to the Licensee, subject to the earned royalties due to Licensor under Article 3 hereof.

                                   ARTICLE 11
                              TERM AND TERMINATION

11.1 TERM. This Agreement and the licenses granted herein shall commence on the
     Effective Date and shall continue, subject to earlier termination under
     Sections 11.2 or 11.3 hereof, in perpetuity or, if a specified term is required by law, for a period of thirty (30) years thereafter.

11.2 TERMINATION BY LICENSOR.

        (a) EVENTS OF DEFAULT. Upon the occurrence of any of the events set forth below ("Events of Default"), Licensor shall have the right to terminate this Agreement by giving written notice of termination, such termination being effective with the giving of such notice:

                (i) Nonpayment of any amount payable to Licensor that is continuing then (10) calendar days after Licensor gives Licensee written notice of such nonpayment;

                (ii) breach by Licensee of any covenant (other than a payment breach referred to in clause (i) above) or any representation or
                     warranty contained in this Agreement that is continuing sixty
                     (60) calendar days after Licensor gives Licensee written notice of such breach; provided that if Licensee, using its best
                     efforts, cannot cure such breach within the flat sixty (60) days, the cure period shall be extended by an additional sixty (60)
                     calendar days, the total cure period not to exceed one hundred twenty (120) days; or

               (iii)Licensee fails to comply with the terms of the license granted under Article 2 hereof and such noncompliance is continuing thirty (30) calendar days after Licensor gives Licensee notice of such noncompliance;

11.3 NO WAIVER. No exercise by Licensor of any right of termination shall constitute a waiver of any right of Licensor for recovery of any monies then due to it hereunder or any other right or remedy Licensor may have at law or under this Agreement.

11.4 RIGHTS AND DUTIES UPON TERMINATION. Within thirty (30) days after termination of this Agreement, each party shall return to the other party any Confidential Information of the other Party. Licensee also shall return

                                       11

     all copies of the Licensed Program in its possession that are embodied in physical form to Licensor promptly upon the termination of this Agreement.

11.5 SUBLICENSES. Any sublicenses granted by Licensee under this Agreement and conforming substantially to the form of End User License Agreement agreed to by the parties shall survive termination of this Agreement in accordance with the terms of such sublicense.

11.6 PROVISIONS SURVIVING TERMINATION. Licensee's obligation to pay Royalties accrued but unpaid prior to termination of this Agreement shall survive such termination. In addition, any other provisions required to interpret the rights and obligations of the parties arising prior to the termination date shall survive expiration or termination of this Agreement.

                                   ARTICLE 12
                              ADDITIONAL PROVISIONS

12.1 ASSIGNMENT. This Agreement may be assigned by either party upon written notice to the nonassigning party. Any such purported assignment, without the written consent of Licensor, shall be null and of no effect. No assignment shall relieve Licensee of responsibility for the performance of any obligations which have accrued prior to such assignment.

12.2 NO WAIVER. A waiver by either party of a breach or violation of any provision of this Agreement must be in writing in order to be effective. No waiver will constitute or be construed as a waiver of any subsequent breach or violation of that provision or as a waiver of any breach or violation of any other provision of this Agreement.

12.3 INDEPENDENT CONTRACTOR. Nothing herein shall be deemed to establish a relationship of principal and agent between Licensor and Licensee, nor any of their agents or employees for any purpose whatsoever. This Agreement shall not be construed as constituting Licensor and Licensee as partners, or as creating any other form of legal association or arrangement that could impose liability upon one party for the act or failure to act of the other party.

12.4 NOTICES. Any notice under this Agreement shall be sufficiently given if sent in writing by prepaid, first class, certified or registered mail, return receipt requested, addressed as follows:

        (a) If to Licensor, to

                  The KRC Group, Inc.
                  3654 Canton Road
                  Suite 103
                  Marietta, GA 30066-2619

                                       12

        (b) If to Licensee, to:

                  InnerSpace Corporation
                  201 Allen Road NE
                  Suite 310
                  Atlanta, Georgia  30328-4864

                  or to such other addresses as may be designated from time to time by notice given in accordance with the terms of this Section.

12.5 ENTIRE AGREEMENT. This Agreement embodies the entire understanding between the parties relating to the subject matter hereof and supersedes all prior understandings and agreements, whether written or oral. This Agreement may not be varied except by a written document signed by duly authorized representatives of both parties.

12.6 SEVERABILITY. Any of the provisions of this Agreement which are determined to be invalid or unenforceable in any jurisdiction shall be ineffective to the extent of such invalidity or unenforceability in such jurisdiction, without rendering invalid or unenforceable the remaining provisions hereof or affecting the validity or unenforceability of any of the terms of this
     Agreement in any other jurisdiction.

12.7 HEADINGS. Any headings and captions used in this Agreement are for convenience of reference only and shall not affect its construction or interpretation.

12.8 NO THIRD PARTY BENEFITS. Nothing in this Agreement, express or implied, is intended to confer on any person other than the parties hereto or their permitted assigns, any benefits, rights or remedies.

12.9 GOVERNING LAW. This Agreement shall be construed, governed, interpreted and applied in accordance with the laws of the State of Georgia, without giving effect to conflict of law provisions.

12.10 COUNTERPARTS. This Agreement shall become binding when any one or more counterparts hereof, individually or taken together, shall bear the signatures of each of the parties hereto. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original as against the party whose signature appears thereon, but all of which together shall constitute but one and the same instrument.

12.11 FURTHER ASSURANCES. The parties shall sign such other instruments, cause such meetings to be held and resolutions passed, exercise their vote and influence, do and perform and cause to be done and performed such further and other acts as things as may be reasonably necessary or desirable to give full effect to the intent and purposes of this Agreement.

                                       13

IN WITNESS WHEREOF AND INTENDING TO BE BOUND, the parties hereto execute this
Agreement through their authorized representatives as of the date first above written.

INNERSPACE CORPORATION

By:/s/Robert D. Arkin
   Robert D. Arkin
   Chief Executive Officer

THE KRC GROUP, INC.

By:/s/Robert Crowe
   Robert Crowe
   Chief Executive Officer

                                       14

                                    EXHIBIT A
                             COPYRIGHT REGISTRATIONS

None.

                                       15

                                    EXHIBIT B
                     LICENSED PROGRAM PRODUCT SPECIFICATIONS

MAXeMD(TM)is a web based clinical application. Its intent is to provide physicians and their clinical staff and office staff with a documentation tool that will replace the hand written chart and encounter notes. MAXeMD(TM)
includes all aspects of the current paper chart and has all the benefits of online accessibility of patient data. Features and functionality are as follows:

     Chart                              Description                                  Data

Demographic Information       This is the demographic profile for the      First Middle and Last Name
                              patient chart.                               Address, City State Zip
                                                                           4 phone number w/phone type
                                                                           Alert-Comments
                                                                           Employer Information
                                                                           Worker's Compensation check box
                                                                           Emergency contacts
                                                                           Physician List
                                                                           Insurance List

Patient Search                The ability to search the database for the   By Name (First or Last)
                              correct patient chart.                       Social Security
                                                                           Account Number

Medical History Record        This is the documentation of historical      Medical History
                              medical data.                                Surgical History
                                                                           Family History
                                                                           Social History
                                                                           Advance Directives

Worklist                      This is a dynamic worklist that changes      Patient name appears on nurse/tech worklist based on check in
                              based on workflow of the office.             Patient name appears on physician worklist based on completed initial workup
                                                                           Patient name appears on nurse/tech worklist based on diagnostic work
                                                                           Patient name appears on physician worklist based on diagnostic work up completed
                                                                           Patient name appears on front office staff worklist based on encounter E&M Coding completed

Medication Record             This is a list of medications that can be    Medication List
                              viewed by ALL, Current, and Discontinued     Medication Name
                              meds.  There is the ability to add, edit,    Dose / Route/ Freq
                              and print a prescription.   There is the     Start & Stop Date
                              ability to document each Rx refill by date   Rx Printing
                              and user authorizing the refill.             Rx Renewal

                                       16

Problem List                  This is the list of all patient's            Date
                              problems.  The user has the ability to add   Problem Description
                              a problem, resolve a problem and update      Diagnosis code associated with the problem
                              the status of the problem.                   Problem Status (Acute, Chronic, Stable etc.)

Office Notes                  This is a chronological list of office       Date
                              notes. These notes can be anything from      Patient Specific Problem Associated
                              interoffice communications; Rx refill        Contact Type
                              request; request to diagnostic result        Note text
                              reporting to patient; external office        Next contact date for follow-up
                              letters regarding patient care.  There is    Next contact type
                              also the ability to add a contact to the     Next Contact subject
                              worklist as to streamline follow up
                              issues.

Diagnostic Studies            This is a chronological list of diagnostic   Date
                              studies ordered during an encounter.         Description
                                                                           Results (if entered or available via interface - interface is not part of basic product)

Immunization Record           This is a chronological list of              Date
                              immunizations ordered during an encounter    Consent signed verification
                              or added based on historical patient's       Immunization description
                              statements or referral data.                 Immunization administration information (manufacture, lot #, serial #, expiration date, dose, route, serology information)
                                                                           # of doses for serial immunization

Patient Education Record      This is the documentation of all patient     Education Record- documents the instruction given to patient
                              education instructions and material given    Education Material- documents distribution of education material to the patient during the encounter.

Procedure List with           This is a chronological list of procedures   Date
Documentation                 ordered and performed during an encounter    Description of Procedure (CPT coded)
                              or added based on historical patient's       Default statements for each procedure for patient specific
                              statements or referral data.                 editing.

Referral List                 This is a chronological list of referrals    Date
                              ordered during an encounter or added based   Referral description
                              on historical patient's statements or        Referral information (to whom, contact information, comment text)
                              referral data.                               Referral completion

                                       17

ER/Hospital Encounter         This is a chronological list of encounters   Admission/Visit Date
Tracking                      that the patient has experienced.            Discharge Date
                                                                           Encounter description
                                                                           Admission/Visit reason
                                                                           Admission/Visit physician

Order Profile                 This is a summary screen of all orders       Date
                              that have been placed during all             Order by category
                              encounters.  The orders can be viewed by     Order Status
                              ALL, Active orders, Completed Orders         Order results or documentation

Super Bill Tracking           This is a summary screen of all encounters   List of encounters
                              with specific links to the date specific     Dates (link to encounter details)
                              super bill.                                  Encounter Description
                                                                           Encounter E&M Code

Encounter Documentation                  Description                                Data

Patient Check in              This is the screen that the front office     Front office check in
                              staff uses to notify the clinical office     Encounter Date
                              staff that the patient is ready to be seen   Clinic Site
                              by the clinical staff.                       Clinic Account #
                                                                           Clinic Chart #
                                                                           Encounter Physician
                                                                           Patient account status

Chief Complaint               This is the screen where the clinical        Practice Specific Chief Complaints
                              staff documents the reason for visit.  The   Patient Comment text for patient quotes
                              description checked here drives the data     Description check boxes
                              presented in the HPI and the list of
                              diagnosis presented in the Clinical
                              Impression screen and the Final Diagnosis
                              screen.

Initial Workup                This is the screen where the initial         Date
                              clinical data that is collected on intake    Display of chief complaint (s)
                              is documented.                               Height
                                                                           Weight
                                                                           Temperature
                                                                           Pulse

                                       18

                                                                           Respiration
                                                                           BP (2)
                                                                           BP location
                                                                           BP body position
                                                                           LMP for female patients
                                                                           Vision Screening (w or w/o glasses check boxes)

History of Present Illness    This is the screen that allows detailed      Detail description check boxes based on the checked chief
                              documentation of adjective and supportive    complaints as to:
                              data in regards to the chief complaint.               Context
                                                                                    Quality
                                                                                    Severity
                                                                                    Location
                                                                                    Duration
                                                                                    Timing
                                                                                    Modifying Factors
                                                                                    Signs and Symptoms
                                                                           Free texts field for each of the above

Pertinent Medical History     This is the screen where the clinician       Display of documented history by category
                              checks any pertinent medical history that    Links to the documentation screens to add history if needed.
                              applies to the current encounter and
                              should be considered in making a diagnosis
                              for he current encounter.

Review of System              This is a list of categories that the        Documentation options:  Not reviewed, Negative, or Positive.
                              clinician reviews with the patient that      Categories are configurable - but current ones in system are as
                              may be pertinent to making a diagnosis       follows:
                                                                                    General
                                                                                    Eyes
                                                                                    ENT
                                                                                    Cardiovascular
                                                                                    Respiratory
                                                                                    GI
                                                                                    GU
                                                                                    Musculoskeletal
                                                                                    Skin
                                                                                    Breast
                                                                                    Neurological
                                                                                    Psychiatric
                                                                                    Endocrine
                                                                                    Hematologic/Lymphatic
                                                                                    Allergic/Immunologic
                                                                           Positive findings by category with comment field
                                                                           Ability to order category display
                                                                           Ability to add, edit and delete the category description

                                       19

Physical Exam                 This is a list of categories that the        Documentation options:  Not Examined, Normal Statements, Abnormal
                              clinician examines on the patient that may   Statements by category specific statements.  Categories are
                              be pertinent to making a diagnosis.          configurable - but current ones in system are as follows:
                                                                                    General
                                                                                    Eyes
                                                                                    ENT
                                                                                    Face & Head
                                                                                    Cardiovascular
                                                                                    Lungs
                                                                                    Abdomen
                                                                                    Back
                                                                                    Neck
                                                                                    GU-Female
                                                                                    GU-Male
                                                                                    Musculoskeletal
                                                                                    Skin
                                                                                    Breast
                                                                                    Neurological
                                                                                    Psychological
                                                                           Abnormal findings by category with comment field
                                                                           Ability to order category display
                                                                           Ability to add, edit and delete the category description

Clinical Impression           This a list of potential diagnosis that is   List of ICD code and description based on chief complaint chosen.
                              displayed based on the chief complaint.      Add diagnosis) list of practice specific diagnosis by description
                              The diagnosis chosen here drives the         and code should the system not list the needed diagnosis
                              treatment plan displayed.

Final Diagnosis               This is a list of potential diagnosis that   List of ICD code and description based on chief complaint chosen.
                              is displayed based on the chief complaint-   Add diagnosis) list of practice specific diagnosis by description
                              and confirmed with diagnostics workup        and code should the system not list the needed diagnosis
                              performed in the clinic.  There is the       Selection of primary diagnosis
                              ability to select a primary diagnosis and    Add to problem list check box
                              to add the problem to the Problem List.
                              The diagnosis chosen here drives the
                              treatment plan displayed.

                                       20

Treatment Plan                This a treatment plan by category of plan    List of treatment plan by category based on Diagnosis selected.
                              based on the diagnosis selected in the       Category as follows:
                              clinical impression screen and/or the                 Medication- Rx
                              final diagnosis screen.                               In Office Medication
                                                                                    Diagnostic Test
                                                                                    Procedures
                                                                                    Immunizations
                                                                                    Referral
                                                                                    Patient Education
                                                                                    Follow-up

Order Profile                 This is a summary screen of all orders       Ability to update and document completion of orders
                              that have been placed during this                     Medication- Rx (Rx printed and given to patient)
                              encounter.  The orders can be viewed by               In Office Medication (Medication Administration Record -
                              ALL, Active orders, Completed Orders.                 MAR)
                              Each category of the order can be updated             Diagnostic Test- (In office lab result reporting)
                              and documented against based on category              Procedures- (defaulted documentation specific to the
                              specific data.                                        procedure - to be edited base on patient specifics)
                                                                                    Immunizations- (Immunization Administration Record)
                                                                                    Referral- (List of specific as to the referral)
                                                                                    Patient Education- (Instruction and Patient Education
                                                                                    Material)
                                                                                    Follow-up- (date and time- return to work / school
                                                                                    information)

E& M Coding                   This is the screen that displays             The ability to document E&M code for the encounter
                              information pertinent to making a            Based on
                              selection as to the encounter E&M Criteria.  New or Established
                                                                           Level I, II, III, or IV visit

Super Bill                    This is a summary screen of all orders,      Date
                              diagnosis, and the E&M Code for the          List of ordered items
                              encounter.                                   E&M code
                                                                           Diagnosis list with primary diagnosis identified.

Encounter Note                This is an encounter summary note that is    Encounter summary documentation includes:
                              chart ready if print is needed.                       Encounter date & location
                                                                                    Patient Header information

                                       21

                                                                                    Vitals sign data
                                                                                    Chief complaint statement with HPI narrative
                                                                                    Pertinent Medical History
                                                                                    ROS
                                                                                    EXAM
                                                                                    Final Diagnosis
                                                                                    Current Medication list
                                                                                    Orders by category with order status
                                                                                    Encounter physician

                                       22

                             INNERSPACE CORPORATION

                          COMMON STOCK PURCHASE WARRANT

                          DATED AS OF FEBRUARY 15, 2002

            CHRIS A. IVALIOTES AND MARY ANN IVALIOTES, JOINT TENANTS

                                       23

THIS WARRANT AND THE SHARES OF COMMON STOCK COVERED HEREBY (COLLECTIVELY, THE
"SECURITIES") HAVE NOT BEEN REGISTERED UNDER THE GEORGIA SECURITIES ACT OF 1973,
AS AMENDED ("GEORGIA ACT"), IN RELIANCE UPON THE EXEMPTION PROVIDED BY SECTION
9(m) (NOW CODIFIED AS O.C.G.A. SECTION 10-5-9(13)) THEREOF, AND HAVE NOT BEEN
REGISTERED UNDER ANY OTHER STATE SECURITIES LAW OR THE SECURITIES ACT OF 1933,
AS AMENDED ("FEDERAL ACT"). THE SECURITIES WILL BE ACQUIRED FOR INVESTMENT AND
MAY NOT BE OFFERED FOR SALE, HYPOTHECATED, SOLD OR TRANSFERRED, NOR WILL ANY
ASSIGNEE OR TRANSFEREE THEREOF BE RECOGNIZED BY INNERSPACE CORPORATION (THE
"COMPANY") AS HAVING ANY INTEREST IN SUCH SECURITIES, IN THE ABSENCE OF (i) AN
EFFECTIVE REGISTRATION STATEMENT WITH RESPECT TO THE SECURITIES UNDER THE
GEORGIA ACT, OR AN OPINION OF COUNSEL, WHICH OPINION AND COUNSEL SHALL BE
SATISFACTORY TO THE COMPANY, THAT THE TRANSACTION BY WHICH SUCH SECURITIES WILL
BE OFFERED FOR SALE, HYPOTHECATED, SOLD OR TRANSFERRED IS EXEMPT UNDER THE
GEORGIA ACT OR IS OTHERWISE IN COMPLIANCE WITH THE GEORGIA ACT; AND (ii) AN
EFFECTIVE REGISTRATION STATEMENT WITH RESPECT TO THE SECURITIES UNDER THE
FEDERAL ACT, AND ANY OTHER APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF
COUNSEL, WHICH OPINION AND COUNSEL SHALL BE SATISFACTORY TO THE COMPANY, THAT
SUCH REGISTRATION IS NOT REQUIRED.

                             INNERSPACE CORPORATION
                          COMMON STOCK PURCHASE WARRANT

Warrant No. 1                                            No. of Shares - 20,000

        This certifies that, for value received, Chris A. Ivaliotes and Mary Ann
Ivaliotes, joint tenants with right of survivorship, hereinafter referred to collectively as the registered holder, or its successors and assigns, is entitled, subject to the terms and conditions hereinafter set forth, at or before 5:00 o'clock P.M., Eastern time, on February 15, 2006, but not thereafter, to purchase 20,000 shares of $.001 par value Common Stock (the
"Common Stock") of INNERSPACE CORPORATION, a Delaware corporation (the
"Company"), such number of shares being subject to adjustment upon the occurrence of the contingencies set forth in this Warrant. The purchase price payable upon the exercise of this Warrant shall be $1.00 per share, said amount being hereinafter referred to as the "Warrant Price" and being subject to adjustments upon the occurrence of the contingencies set forth in this Warrant.

        Upon delivery of this Warrant with the subscription form annexed hereto, duly executed, together with payment of the Warrant Price for the shares of
Common Stock thereby purchased, at the principal office of the Company, 201
Allen Road NE, Suite 310, Atlanta, Georgia 30328-4864, or at such other address as the Company may designate by notice in writing to the registered holder hereof, the registered holder of this Warrant shall be entitled to receive a certificate or certificates for the shares of Common Stock so purchased. All shares of Common Stock which may be issued upon the exercise of this Warrant will, upon issuance, be fully-paid and non-assessable and free from all taxes, liens and charges with respect thereto.

        This Warrant is subject to the following terms and conditions:

                                       24

1.      Optional Exercise of Warrant. This Warrant may be exercised in whole at any time, or in any part from time to time, at or prior to 5:00 o'clock P.M.,
        Eastern time, on February 15, 2006, but not thereafter, as to all or any part of the number of whole shares of Common Stock then subject hereto.
        Payment of the Warrant Price shall be made in cash. In case of any partial exercise of this Warrant, the Company shall execute and deliver a new
        Warrant of like tenor and date for the balance of the shares of Common
        Stock purchasable hereunder. Upon any exercise of this Warrant, Optionee may, in lieu of payment of the Warrant Price in cash, surrender this
        Warrant (or any successor hereto or fraction hereof) (valued for such purpose at the Fair Market Value of the underlying Common Stock for which such Warrant is exercisable on the date of such exercise less the Warrant
        Price then in effect) and apply all or a portion of the amount so determined to the payment of the Warrant Price for the number of shares of
        Common Stock being purchased.

2.      Adjustment of Warrant Price and Number of Shares Purchasable Hereunder. In
        case the Company shall at any time subdivide the outstanding shares of its
        Common Stock, the Warrant Price in effect immediately prior to such subdivision shall be proportionately decreased, and in case the Company shall at any time combine the outstanding shares of its Common Stock, the
        Warrant Price in effect shall immediately prior to such combination be proportionately increased, effective from and after the record date of such subdivision or combination, as the case may be.

3.      Notice of Adjustments. Upon any adjustment of the Warrant Price and any increase or decrease in the number of shares of Common Stock purchasable upon the exercise of this Warrant, then and in each such case, the Company, within thirty (30) days thereafter, shall give written notice thereof to the registered holder of this Warrant at the address of such holder as shown on the books of the Company, which notice shall state the Warrant
        Price as adjusted and the increased or decreased number of shares purchasable upon the exercise of this Warrant, setting forth in reasonable detail the method of calculation of each. The holder of the Warrant shall have 10 days in which to review the proposed adjustment and to object to the proposed adjustment by notifying the Company in writing of such objection, setting forth in reasonable detail the reasons for such objection. If the holder fails to object to the proposed adjustment during such 10-day period the proposed adjustment shall become final. If the holder objects to the proposed adjustment then the Company and the holder shall attempt to reconcile their differences and if unable to do so such adjustment shall be determined by the Company's independent accountants whose determination shall be final.

4.      Notice of Exercise of Option. This Option may be exercised by the Optionee by a written notice signed by the Optionee, and delivered or mailed to the
        Company to the attention of the President. The notice shall specify the number of shares of Stock which the Optionee elects to purchase hereunder, and be accompanied by (i) a certified or cashier's check payable to the
        Company in payment of the total Exercise Price applicable to such shares as provided herein, (ii) shares of Stock owned by Optionee and duly endorsed or accompanied by stock transfer powers having a Fair Market Value equal to the total Exercise Price applicable to such shares purchased hereunder, or
        (iii) a certified or cashier's check accompanied by a certificate or

                                       25

        certificates representing the number of shares of Stock whose Fair Market
        Value when added to the amount of the check equals the total Exercise Price applicable to such shares purchased hereunder. Upon receipt of an such notice and accompanying payment, the Company agrees to issue to the
        Optionee stock certificates for the number of shares specified in such notice registered in the name of the Optionee.

5.      Charges, Taxes and Expenses. The issuance of certificates for shares of
        Common Stock upon any exercise of this Warrant shall be made without charge to the holder hereof for any tax or other expense in respect to the issuance of such certificates, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of, or in such name or names as may be directed by, the holder of this Warrant;
        provided, however, that in the event that certificates for shares of Common
        Stock are to be issued in a name other than the name of the holder of this
        Warrant, this Warrant when surrendered for exercise shall be accompanied by an instrument of transfer in form satisfactory to the Company, duly executed by the holder hereof in person or by an attorney duly authorized in writing.

6.      Certain Obligations of the Company. The Company will not, by amendment of its Certificate of Incorporation or through reorganization, consolidation, merger, dissolution or sale of assets, or by any other voluntary act or deed, avoid or seek to avoid the performance or observance of any of the covenants, stipulations or conditions to be performed or observed by the
        Company, but will at all times in good faith assist, insofar as it is able, in the carrying out of all provisions of this Warrant and in the taking of all other action which may be necessary in order to protect the rights of the holder of this Warrant against dilution. Without limiting the generality of the foregoing, the Company agrees that it will not establish or increase the par value of the shares of any Common Stock which are at the time issuable upon exercise of this Warrant above the then prevailing
        Warrant Price hereunder and that, before taking any action which would cause an adjustment reducing the Warrant Price hereunder below the then par value, if any, of the shares of any Common Stock issuable upon exercise hereof, the Company will take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully-paid and non-assessable shares of such Common Stock at the Warrant Price as so adjusted.

7.      Miscellaneous.

        a.      The Company covenants that it will at all times reserve and keep available, solely for the purpose of issue upon the exercise hereof, a sufficient number of shares of Common Stock to permit the exercise hereof in full and a sufficient number of shares of Common Stock to permit the conversion of all such shares of Common Stock.

        b.      The terms of this Warrant shall be binding upon and shall inure to the benefit of any successors or assigns of the Company and of the holder or holders hereof and of the Common Stock issued or issuable on the exercise hereof.

                                       26

        c.      No holder of this Warrant, as such, shall be entitled under this
                Warrant to vote or receive dividends (except as provided in paragraph
                2 hereof) or be deemed to be a shareholder of the Company for any purpose.

        d.      This Warrant may be divided into separate Warrants covering one share of the Common Stock or any whole multiple thereof, for the total number of shares of Common Stock then subject to this Warrant at any time, or from time to time, upon the request of the registered holder of this Warrant and the surrender of the same to the Company for such purpose. Such subdivided Warrants shall be issued promptly by the
                Company following any such request and shall be of the same form and tenor as this Warrant, except for any requested change in the name of the registered holder stated herein.

        e.      Except as otherwise provided herein, this Warrant and all rights hereunder are transferable by the registered holder hereof in person or by duly authorized attorney on the books of the Company upon surrender of this Warrant, properly endorsed, to the Company. The
                Company may deem and treat the registered holder of this Warrant at any time as the absolute owner hereof for all purposes and shall not be affected by any notice to the contrary.

        f.      By acceptance of this Warrant the registered holder represents and warrants to the Company that such holder is acquiring this Warrant and will acquire any shares of Common Stock issued upon the exercise of this Warrant for the holder's own account with the intent of holding such warrant or shares for investment and without the intent of participating directly or indirectly in a distribution of the same.
                Any certificates for Common Stock issued upon the exercise of this
                Warrant shall bear a legend similar to the legend appearing on the first page of this Warrant.

        g.      The term "Fair Market Value" shall mean the average Closing Sales
                Price of the Company's Common Stock for the five (5) trading days immediately preceding the date of notice or exercise which relates to said determination of Fair Market Value.

        IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officers and its corporation seal to be affixed hereto.

        Dated: February 15, 2002

                                            INNERSPACE CORPORATION

                                            By:/s/Robert Arkin
                                               Chief Executive Officer

                                       27

                                   ASSIGNMENT

(To be Executed by the Registered Holder to effect a Transfer of the foregoing Warrant)

        FOR VALUE RECEIVED, the undersigned hereby sells, and assigns and transfers unto the foregoing Warrant and the rights represented thereto to purchase shares of Common Stock of INNERSPACE CORPORATION, in accordance with the terms and conditions thereof, and does hereby irrevocably constitute and appoint
__________________________________________ Attorney to transfer the said Warrant on the books of the Company, with full power of substitution.

___________________________________                By __________________________
                                                      Signature
___________________________________

___________________________________
___________________________________
Address

Dated:_____________________________

In the presence of:

___________________________________

                                       28

                                SUBSCRIPTION FORM

  (To be Executed by the Registered Holder to Exercise the Rights to Purchase
                   Stock evidenced by the foregoing Warrant)

TO: INNERSPACE CORPORATION

        The undersigned hereby exercises the right to purchase _______ shares of
Common Stock covered by the attached Warrant in accordance with the terms and conditions thereof, and herewith makes payment of the Warrant Price of such shares in full.

        The undersigned represents and warrants to you that the undersigned is acquiring such shares for the undersigned's own account with the intent of holding such shares for investment and without the intent of participating directly or indirectly in a distribution of such shares.

                                              ________________________________
                                          By: ________________________________
                                              Signature

                                              ________________________________
                                              ________________________________
                                              Address

Dated: _________________.

                                       29

                             INNERSPACE CORPORATION

                          COMMON STOCK PURCHASE WARRANT

                          DATED AS OF FEBRUARY 15, 2002

                                SANDRA K. LUCIUS

                                       30

THIS WARRANT AND THE SHARES OF COMMON STOCK COVERED HEREBY (COLLECTIVELY, THE
"SECURITIES") HAVE NOT BEEN REGISTERED UNDER THE GEORGIA SECURITIES ACT OF 1973,
AS AMENDED ("GEORGIA ACT"), IN RELIANCE UPON THE EXEMPTION PROVIDED BY SECTION
9(m) (NOW CODIFIED AS O.C.G.A. SECTION 10-5-9(13)) THEREOF, AND HAVE NOT BEEN
REGISTERED UNDER ANY OTHER STATE SECURITIES LAW OR THE SECURITIES ACT OF 1933,
AS AMENDED ("FEDERAL ACT"). THE SECURITIES WILL BE ACQUIRED FOR INVESTMENT AND
MAY NOT BE OFFERED FOR SALE, HYPOTHECATED, SOLD OR TRANSFERRED, NOR WILL ANY
ASSIGNEE OR TRANSFEREE THEREOF BE RECOGNIZED BY INNERSPACE CORPORATION (THE
"COMPANY") AS HAVING ANY INTEREST IN SUCH SECURITIES, IN THE ABSENCE OF (i) AN
EFFECTIVE REGISTRATION STATEMENT WITH RESPECT TO THE SECURITIES UNDER THE
GEORGIA ACT, OR AN OPINION OF COUNSEL, WHICH OPINION AND COUNSEL SHALL BE
SATISFACTORY TO THE COMPANY, THAT THE TRANSACTION BY WHICH SUCH SECURITIES WILL
BE OFFERED FOR SALE, HYPOTHECATED, SOLD OR TRANSFERRED IS EXEMPT UNDER THE
GEORGIA ACT OR IS OTHERWISE IN COMPLIANCE WITH THE GEORGIA ACT; AND (ii) AN
EFFECTIVE REGISTRATION STATEMENT WITH RESPECT TO THE SECURITIES UNDER THE
FEDERAL ACT, AND ANY OTHER APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF
COUNSEL, WHICH OPINION AND COUNSEL SHALL BE SATISFACTORY TO THE COMPANY, THAT
SUCH REGISTRATION IS NOT REQUIRED.

                             INNERSPACE CORPORATION
                          COMMON STOCK PURCHASE WARRANT

Warrant No. 2                                             No. of Shares - 29,600

        This certifies that, for value received, Sandra K. Lucius, hereinafter referred to as the registered holder or the "Optionee," or her successors and assigns, is entitled, subject to the terms and conditions hereinafter set forth, at or before 5:00 o'clock P.M., Eastern time, on February 15, 2006, but not thereafter, to purchase 29,600 shares of $.001 par value Common Stock (the
"Common Stock") of INNERSPACE CORPORATION, a Delaware corporation (the
"Company"), such number of shares being subject to adjustment upon the occurrence of the contingencies set forth in this Warrant. The purchase price payable upon the exercise of this Warrant shall be $1.00 per share, said amount being hereinafter referred to as the "Warrant Price" and being subject to adjustments upon the occurrence of the contingencies set forth in this Warrant.

        Upon delivery of this Warrant with the subscription form annexed hereto, duly executed, together with payment of the Warrant Price for the shares of
Common Stock thereby purchased, at the principal office of the Company, 201
Allen Road NE, Suite 310, Atlanta, Georgia 30328-4864, or at such other address as the Company may designate by notice in writing to the registered holder hereof, the registered holder of this Warrant shall be entitled to receive a certificate or certificates for the shares of Common Stock so purchased. All shares of Common Stock which may be issued upon the exercise of this Warrant will, upon issuance, be fully-paid and non-assessable and free from all taxes, liens and charges with respect thereto.

        This Warrant is subject to the following terms and conditions:

                                       31

1.      Optional Exercise of Warrant. This Warrant may be exercised in whole at any time, or in any part from time to time, at or prior to 5:00 o'clock P.M.,
        Eastern time, on February 15, 2006, but not thereafter, as to all or any part of the number of whole shares of Common Stock then subject hereto.
        Payment of the Warrant Price shall be made in cash. In case of any partial exercise of this Warrant, the Company shall execute and deliver a new
        Warrant of like tenor and date for the balance of the shares of Common
        Stock purchasable hereunder. Upon any exercise of this Warrant, Optionee may, in lieu of payment of the Warrant Price in cash, surrender this
        Warrant (or any successor hereto or fraction hereof) (valued for such purpose at the Fair Market Value of the underlying Common Stock for which such Warrant is exercisable on the date of such exercise less the Warrant
        Price then in effect) and apply all or a portion of the amount so determined to the payment of the Warrant Price for the number of shares of
        Common Stock being purchased.

2.      Adjustment of Warrant Price and Number of Shares Purchasable Hereunder. In
        case the Company shall at any time subdivide the outstanding shares of its
        Common Stock, the Warrant Price in effect immediately prior to such subdivision shall be proportionately decreased, and in case the Company shall at any time combine the outstanding shares of its Common Stock, the
        Warrant Price in effect shall immediately prior to such combination be proportionately increased, effective from and after the record date of such subdivision or combination, as the case may be.

3.      Notice of Adjustments. Upon any adjustment of the Warrant Price and any increase or decrease in the number of shares of Common Stock purchasable upon the exercise of this Warrant, then and in each such case, the Company, within thirty (30) days thereafter, shall give written notice thereof to the registered holder of this Warrant at the address of such holder as shown on the books of the Company, which notice shall state the Warrant
        Price as adjusted and the increased or decreased number of shares purchasable upon the exercise of this Warrant, setting forth in reasonable detail the method of calculation of each. The holder of the Warrant shall have 10 days in which to review the proposed adjustment and to object to the proposed adjustment by notifying the Company in writing of such objection, setting forth in reasonable detail the reasons for such objection. If the holder fails to object to the proposed adjustment during such 10-day period the proposed adjustment shall become final. If the holder objects to the proposed adjustment then the Company and the holder shall attempt to reconcile their differences and if unable to do so such adjustment shall be determined by the Company's independent accountants whose determination shall be final.

4.      Notice of Exercise of Option. This Option may be exercised by the Optionee by a written notice signed by the Optionee, and delivered or mailed to the
        Company to the attention of the President. The notice shall specify the number of shares of Stock which the Optionee elects to purchase hereunder, and be accompanied by (i) a certified or cashier's check payable to the
        Company in payment of the total Exercise Price applicable to such shares as provided herein, (ii) shares of Stock owned by Optionee and duly endorsed or accompanied by stock transfer powers having a Fair Market Value equal to the total Exercise Price applicable to such shares purchased hereunder, or
        (iii) a certified or cashier's check accompanied by a certificate or

                                       32

        certificates representing the number of shares of Stock whose Fair Market
        Value when added to the amount of the check equals the total Exercise Price applicable to such shares purchased hereunder. Upon receipt of an such notice and accompanying payment, the Company agrees to issue to the
        Optionee stock certificates for the number of shares specified in such notice registered in the name of the Optionee.

5.      Charges, Taxes and Expenses. The issuance of certificates for shares of
        Common Stock upon any exercise of this Warrant shall be made without charge to the holder hereof for any tax or other expense in respect to the issuance of such certificates, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of, or in such name or names as may be directed by, the holder of this Warrant;
        provided, however, that in the event that certificates for shares of Common
        Stock are to be issued in a name other than the name of the holder of this
        Warrant, this Warrant when surrendered for exercise shall be accompanied by an instrument of transfer in form satisfactory to the Company, duly executed by the holder hereof in person or by an attorney duly authorized in writing.

6.      Certain Obligations of the Company. The Company will not, by amendment of its Certificate of Incorporation or through reorganization, consolidation, merger, dissolution or sale of assets, or by any other voluntary act or deed, avoid or seek to avoid the performance or observance of any of the covenants, stipulations or conditions to be performed or observed by the
        Company, but will at all times in good faith assist, insofar as it is able, in the carrying out of all provisions of this Warrant and in the taking of all other action which may be necessary in order to protect the rights of the holder of this Warrant against dilution. Without limiting the generality of the foregoing, the Company agrees that it will not establish or increase the par value of the shares of any Common Stock which are at the time issuable upon exercise of this Warrant above the then prevailing
        Warrant Price hereunder and that, before taking any action which would cause an adjustment reducing the Warrant Price hereunder below the then par value, if any, of the shares of any Common Stock issuable upon exercise hereof, the Company will take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully-paid and non-assessable shares of such Common Stock at the Warrant Price as so adjusted.

7.      Miscellaneous.

        a.      The Company covenants that it will at all times reserve and keep available, solely for the purpose of issue upon the exercise hereof, a sufficient number of shares of Common Stock to permit the exercise hereof in full and a sufficient number of shares of Common Stock to permit the conversion of all such shares of Common Stock.

        b.      The terms of this Warrant shall be binding upon and shall inure to the benefit of any successors or assigns of the Company and of the holder or holders hereof and of the Common Stock issued or issuable on the exercise hereof.

                                       33

        c.      No holder of this Warrant, as such, shall be entitled under this
                Warrant to vote or receive dividends (except as provided in paragraph
                2 hereof) or be deemed to be a shareholder of the Company for any purpose.

        d.      This Warrant may be divided into separate Warrants covering one share of the Common Stock or any whole multiple thereof, for the total number of shares of Common Stock then subject to this Warrant at any time, or from time to time, upon the request of the registered holder of this Warrant and the surrender of the same to the Company for such purpose. Such subdivided Warrants shall be issued promptly by the
                Company following any such request and shall be of the same form and tenor as this Warrant, except for any requested change in the name of the registered holder stated herein.

        e.      Except as otherwise provided herein, this Warrant and all rights hereunder are transferable by the registered holder hereof in person or by duly authorized attorney on the books of the Company upon surrender of this Warrant, properly endorsed, to the Company. The
                Company may deem and treat the registered holder of this Warrant at any time as the absolute owner hereof for all purposes and shall not be affected by any notice to the contrary.

        f.      By acceptance of this Warrant the registered holder represents and warrants to the Company that such holder is acquiring this Warrant and will acquire any shares of Common Stock issued upon the exercise of this Warrant for the holder's own account with the intent of holding such warrant or shares for investment and without the intent of participating directly or indirectly in a distribution of the same.
                Any certificates for Common Stock issued upon the exercise of this
                Warrant shall bear a legend similar to the legend appearing on the first page of this Warrant.

        g.      The term "Fair Market Value" shall mean the average Closing Sales
                Price of the Company's Common Stock for the five (5) trading days immediately preceding the date of notice or exercise which relates to said determination of Fair Market Value.

        IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officers and its corporation seal to be affixed hereto.

        Dated: February 15, 2002

                                            INNERSPACE CORPORATION

                                            By:/s/ Robert D. Arkin
                                               Chief Executive Officer

                                       34

                                   ASSIGNMENT

(To be Executed by the Registered Holder to effect a Transfer of the foregoing Warrant)

        FOR VALUE RECEIVED, the undersigned hereby sells, and assigns and transfers unto the foregoing Warrant and the rights represented thereto to purchase shares of Common Stock of INNERSPACE CORPORATION, in accordance with the terms and conditions thereof, and does hereby irrevocably constitute and appoint
__________________________________________ Attorney to transfer the said Warrant on the books of the Company, with full power of substitution.

___________________________________                By __________________________
                                                      Signature
___________________________________

___________________________________
___________________________________
Address

Dated:_____________________________

In the presence of:

___________________________________

                                       35

                                SUBSCRIPTION FORM

  (To be Executed by the Registered Holder to Exercise the Rights to Purchase
                   Stock evidenced by the foregoing Warrant)

TO: INNERSPACE CORPORATION

        The undersigned hereby exercises the right to purchase _______ shares of
Common Stock covered by the attached Warrant in accordance with the terms and conditions thereof, and herewith makes payment of the Warrant Price of such shares in full.

        The undersigned represents and warrants to you that the undersigned is acquiring such shares for the undersigned's own account with the intent of holding such shares for investment and without the intent of participating directly or indirectly in a distribution of such shares.

                                              ________________________________
                                          By: ________________________________
                                              Signature

                                              ________________________________
                                              ________________________________
                                              Address

Dated: _________________.

                                       36

                             INNERSPACE CORPORATION

                          COMMON STOCK PURCHASE WARRANT

                          DATED AS OF FEBRUARY 15, 2002

          WILLIAM W. ROGERS JR. AND ELIZABETH H. ROGERS, JOINT TENANTS

                                       37

THIS WARRANT AND THE SHARES OF COMMON STOCK COVERED HEREBY (COLLECTIVELY, THE
"SECURITIES") HAVE NOT BEEN REGISTERED UNDER THE GEORGIA SECURITIES ACT OF 1973,
AS AMENDED ("GEORGIA ACT"), IN RELIANCE UPON THE EXEMPTION PROVIDED BY SECTION
9(m) (NOW CODIFIED AS O.C.G.A. SECTION 10-5-9(13)) THEREOF, AND HAVE NOT BEEN
REGISTERED UNDER ANY OTHER STATE SECURITIES LAW OR THE SECURITIES ACT OF 1933,
AS AMENDED ("FEDERAL ACT"). THE SECURITIES WILL BE ACQUIRED FOR INVESTMENT AND
MAY NOT BE OFFERED FOR SALE, HYPOTHECATED, SOLD OR TRANSFERRED, NOR WILL ANY
ASSIGNEE OR TRANSFEREE THEREOF BE RECOGNIZED BY INNERSPACE CORPORATION (THE
"COMPANY") AS HAVING ANY INTEREST IN SUCH SECURITIES, IN THE ABSENCE OF (i) AN
EFFECTIVE REGISTRATION STATEMENT WITH RESPECT TO THE SECURITIES UNDER THE
GEORGIA ACT, OR AN OPINION OF COUNSEL, WHICH OPINION AND COUNSEL SHALL BE
SATISFACTORY TO THE COMPANY, THAT THE TRANSACTION BY WHICH SUCH SECURITIES WILL
BE OFFERED FOR SALE, HYPOTHECATED, SOLD OR TRANSFERRED IS EXEMPT UNDER THE
GEORGIA ACT OR IS OTHERWISE IN COMPLIANCE WITH THE GEORGIA ACT; AND (ii) AN
EFFECTIVE REGISTRATION STATEMENT WITH RESPECT TO THE SECURITIES UNDER THE
FEDERAL ACT, AND ANY OTHER APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF
COUNSEL, WHICH OPINION AND COUNSEL SHALL BE SATISFACTORY TO THE COMPANY, THAT
SUCH REGISTRATION IS NOT REQUIRED.

                             INNERSPACE CORPORATION
                          COMMON STOCK PURCHASE WARRANT

Warrant No. 3                                             No. of Shares - 29,600

        This certifies that, for value received, William W. Rogers Jr. and
Elizabeth H. Rogers, joint tenants with right of survivorship, hereinafter referred to collectively as the registered holder or the "Optionee," or their successors and assigns, is entitled, subject to the terms and conditions hereinafter set forth, at or before 5:00 o'clock P.M., Eastern time, on February
15, 2006, but not thereafter, to purchase 29,600 shares of $.001 par value
Common Stock (the "Common Stock") of INNERSPACE CORPORATION, a Delaware
corporation (the "Company"), such number of shares being subject to adjustment upon the occurrence of the contingencies set forth in this Warrant. The purchase price payable upon the exercise of this Warrant shall be $1.00 per share, said amount being hereinafter referred to as the "Warrant Price" and being subject to adjustments upon the occurrence of the contingencies set forth in this Warrant.

        Upon delivery of this Warrant with the subscription form annexed hereto, duly executed, together with payment of the Warrant Price for the shares of
Common Stock thereby purchased, at the principal office of the Company, 201
Allen Road NE, Suite 310, Atlanta, Georgia 30328-4864, or at such other address as the Company may designate by notice in writing to the registered holder hereof, the registered holder of this Warrant shall be entitled to receive a certificate or certificates for the shares of Common Stock so purchased. All shares of Common Stock which may be issued upon the exercise of this Warrant will, upon issuance, be fully-paid and non-assessable and free from all taxes, liens and charges with respect thereto.

                                       38

        This Warrant is subject to the following terms and conditions:

1.      Optional Exercise of Warrant. This Warrant may be exercised in whole at any time, or in any part from time to time, at or prior to 5:00 o'clock P.M.,
        Eastern time, on February 15, 2006, but not thereafter, as to all or any part of the number of whole shares of Common Stock then subject hereto.
        Payment of the Warrant Price shall be made in cash. In case of any partial exercise of this Warrant, the Company shall execute and deliver a new
        Warrant of like tenor and date for the balance of the shares of Common
        Stock purchasable hereunder. Upon any exercise of this Warrant, Optionee may, in lieu of payment of the Warrant Price in cash, surrender this
        Warrant (or any successor hereto or fraction hereof) (valued for such purpose at the Fair Market Value of the underlying Common Stock for which such Warrant is exercisable on the date of such exercise less the Warrant
        Price then in effect) and apply all or a portion of the amount so determined to the payment of the Warrant Price for the number of shares of
        Common Stock being purchased.

2.      Adjustment of Warrant Price and Number of Shares Purchasable Hereunder. In
        case the Company shall at any time subdivide the outstanding shares of its
        Common Stock, the Warrant Price in effect immediately prior to such subdivision shall be proportionately decreased, and in case the Company shall at any time combine the outstanding shares of its Common Stock, the
        Warrant Price in effect shall immediately prior to such combination be proportionately increased, effective from and after the record date of such subdivision or combination, as the case may be.

3.      Notice of Adjustments. Upon any adjustment of the Warrant Price and any increase or decrease in the number of shares of Common Stock purchasable upon the exercise of this Warrant, then and in each such case, the Company, within thirty (30) days thereafter, shall give written notice thereof to the registered holder of this Warrant at the address of such holder as shown on the books of the Company, which notice shall state the Warrant
        Price as adjusted and the increased or decreased number of shares purchasable upon the exercise of this Warrant, setting forth in reasonable detail the method of calculation of each. The holder of the Warrant shall have 10 days in which to review the proposed adjustment and to object to the proposed adjustment by notifying the Company in writing of such objection, setting forth in reasonable detail the reasons for such objection. If the holder fails to object to the proposed adjustment during such 10-day period the proposed adjustment shall become final. If the holder objects to the proposed adjustment then the Company and the holder shall attempt to reconcile their differences and if unable to do so such adjustment shall be determined by the Company's independent accountants whose determination shall be final.

4.      Notice of Exercise of Option. This Option may be exercised by the Optionee by a written notice signed by the Optionee, and delivered or mailed to the
        Company to the attention of the President. The notice shall specify the number of shares of Stock which the Optionee elects to purchase hereunder, and be accompanied by (i) a certified or cashier's check payable to the
        Company in payment of the total Exercise Price applicable to such shares as provided herein, (ii) shares of Stock owned by Optionee and duly endorsed or accompanied by stock transfer powers having a Fair Market Value equal to the total Exercise Price applicable to such shares purchased hereunder, or

                                       39

        (iii) a certified or cashier's check accompanied by a certificate or certificates representing the number of shares of Stock whose Fair Market
        Value when added to the amount of the check equals the total Exercise Price applicable to such shares purchased hereunder. Upon receipt of an such notice and accompanying payment, the Company agrees to issue to the
        Optionee stock certificates for the number of shares specified in such notice registered in the name of the Optionee.

5.      Charges, Taxes and Expenses. The issuance of certificates for shares of
        Common Stock upon any exercise of this Warrant shall be made without charge to the holder hereof for any tax or other expense in respect to the issuance of such certificates, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of, or in such name or names as may be directed by, the holder of this Warrant;
        provided, however, that in the event that certificates for shares of Common
        Stock are to be issued in a name other than the name of the holder of this
        Warrant, this Warrant when surrendered for exercise shall be accompanied by an instrument of transfer in form satisfactory to the Company, duly executed by the holder hereof in person or by an attorney duly authorized in writing.

6.      Certain Obligations of the Company. The Company will not, by amendment of its Certificate of Incorporation or through reorganization, consolidation, merger, dissolution or sale of assets, or by any other voluntary act or deed, avoid or seek to avoid the performance or observance of any of the covenants, stipulations or conditions to be performed or observed by the
        Company, but will at all times in good faith assist, insofar as it is able, in the carrying out of all provisions of this Warrant and in the taking of all other action which may be necessary in order to protect the rights of the holder of this Warrant against dilution. Without limiting the generality of the foregoing, the Company agrees that it will not establish or increase the par value of the shares of any Common Stock which are at the time issuable upon exercise of this Warrant above the then prevailing
        Warrant Price hereunder and that, before taking any action which would cause an adjustment reducing the Warrant Price hereunder below the then par value, if any, of the shares of any Common Stock issuable upon exercise hereof, the Company will take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully-paid and non-assessable shares of such Common Stock at the Warrant Price as so adjusted.

7.      Miscellaneous.

        a.      The Company covenants that it will at all times reserve and keep available, solely for the purpose of issue upon the exercise hereof, a sufficient number of shares of Common Stock to permit the exercise hereof in full and a sufficient number of shares of Common Stock to permit the conversion of all such shares of Common Stock.

        b.      The terms of this Warrant shall be binding upon and shall inure to the benefit of any successors or assigns of the Company and of the holder or holders hereof and of the Common Stock issued or issuable on the exercise hereof.

                                       40

        c.      No holder of this Warrant, as such, shall be entitled under this
                Warrant to vote or receive dividends (except as provided in paragraph
                2 hereof) or be deemed to be a shareholder of the Company for any purpose.

        d.      This Warrant may be divided into separate Warrants covering one share of the Common Stock or any whole multiple thereof, for the total number of shares of Common Stock then subject to this Warrant at any time, or from time to time, upon the request of the registered holder of this Warrant and the surrender of the same to the Company for such purpose. Such subdivided Warrants shall be issued promptly by the
                Company following any such request and shall be of the same form and tenor as this Warrant, except for any requested change in the name of the registered holder stated herein.

        e.      Except as otherwise provided herein, this Warrant and all rights hereunder are transferable by the registered holder hereof in person or by duly authorized attorney on the books of the Company upon surrender of this Warrant, properly endorsed, to the Company. The
                Company may deem and treat the registered holder of this Warrant at any time as the absolute owner hereof for all purposes and shall not be affected by any notice to the contrary.

        f.      By acceptance of this Warrant the registered holder represents and warrants to the Company that such holder is acquiring this Warrant and will acquire any shares of Common Stock issued upon the exercise of this Warrant for the holder's own account with the intent of holding such warrant or shares for investment and without the intent of participating directly or indirectly in a distribution of the same.
                Any certificates for Common Stock issued upon the exercise of this
                Warrant shall bear a legend similar to the legend appearing on the first page of this Warrant.

        g.      The term "Fair Market Value" shall mean the average Closing Sales
                Price of the Company's Common Stock for the five (5) trading days immediately preceding the date of notice or exercise which relates to said determination of Fair Market Value.

        IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officers and its corporation seal to be affixed hereto.

        Dated: February 15, 2002

                                            INNERSPACE CORPORATION

                                            By:/s/ Robert D. Arkin
                                               Chief Executive Officer

                                       41

                                   ASSIGNMENT

(To be Executed by the Registered Holder to effect a Transfer of the foregoing Warrant)

        FOR VALUE RECEIVED, the undersigned hereby sells, and assigns and transfers unto the foregoing Warrant and the rights represented thereto to purchase shares of Common Stock of INNERSPACE CORPORATION, in accordance with the terms and conditions thereof, and does hereby irrevocably constitute and appoint
__________________________________________ Attorney to transfer the said Warrant on the books of the Company, with full power of substitution.

___________________________________                By __________________________
                                                      Signature
___________________________________

___________________________________
___________________________________
Address

Dated:_____________________________

In the presence of:

___________________________________

                                       42

                                SUBSCRIPTION FORM

  (To be Executed by the Registered Holder to Exercise the Rights to Purchase
                   Stock evidenced by the foregoing Warrant)

TO: INNERSPACE CORPORATION

        The undersigned hereby exercises the right to purchase _______ shares of
Common Stock covered by the attached Warrant in accordance with the terms and conditions thereof, and herewith makes payment of the Warrant Price of such shares in full.

        The undersigned represents and warrants to you that the undersigned is acquiring such shares for the undersigned's own account with the intent of holding such shares for investment and without the intent of participating directly or indirectly in a distribution of such shares.

                                              ________________________________
                                          By: ________________________________
                                              Signature

                                              ________________________________
                                              ________________________________
                                              Address

Dated: _________________.

                                       43

                             INNERSPACE CORPORATION

                          COMMON STOCK PURCHASE WARRANT

                          DATED AS OF FEBRUARY 15, 2002

                                KENNETH R. CROWE

                                       44

THIS WARRANT AND THE SHARES OF COMMON STOCK COVERED HEREBY (COLLECTIVELY, THE
"SECURITIES") HAVE NOT BEEN REGISTERED UNDER THE GEORGIA SECURITIES ACT OF 1973,
AS AMENDED ("GEORGIA ACT"), IN RELIANCE UPON THE EXEMPTION PROVIDED BY SECTION
9(m) (NOW CODIFIED AS O.C.G.A. SECTION 10-5-9(13)) THEREOF, AND HAVE NOT BEEN
REGISTERED UNDER ANY OTHER STATE SECURITIES LAW OR THE SECURITIES ACT OF 1933,
AS AMENDED ("FEDERAL ACT"). THE SECURITIES WILL BE ACQUIRED FOR INVESTMENT AND
MAY NOT BE OFFERED FOR SALE, HYPOTHECATED, SOLD OR TRANSFERRED, NOR WILL ANY
ASSIGNEE OR TRANSFEREE THEREOF BE RECOGNIZED BY INNERSPACE CORPORATION (THE
"COMPANY") AS HAVING ANY INTEREST IN SUCH SECURITIES, IN THE ABSENCE OF (i) AN
EFFECTIVE REGISTRATION STATEMENT WITH RESPECT TO THE SECURITIES UNDER THE
GEORGIA ACT, OR AN OPINION OF COUNSEL, WHICH OPINION AND COUNSEL SHALL BE
SATISFACTORY TO THE COMPANY, THAT THE TRANSACTION BY WHICH SUCH SECURITIES WILL
BE OFFERED FOR SALE, HYPOTHECATED, SOLD OR TRANSFERRED IS EXEMPT UNDER THE
GEORGIA ACT OR IS OTHERWISE IN COMPLIANCE WITH THE GEORGIA ACT; AND (ii) AN
EFFECTIVE REGISTRATION STATEMENT WITH RESPECT TO THE SECURITIES UNDER THE
FEDERAL ACT, AND ANY OTHER APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF
COUNSEL, WHICH OPINION AND COUNSEL SHALL BE SATISFACTORY TO THE COMPANY, THAT
SUCH REGISTRATION IS NOT REQUIRED.

                             INNERSPACE CORPORATION
                          COMMON STOCK PURCHASE WARRANT

Warrant No 4                                              No. of Shares - 20,800

        This certifies that, for value received, Kenneth R. Crowe, hereinafter referred to as the registered holder or the "Optionee," or his successors and assigns, is entitled, subject to the terms and conditions hereinafter set forth, at or before 5:00 o'clock P.M., Eastern time, on February 15, 2006, but not thereafter, to purchase 20,800 shares of $.001 par value Common Stock (the
"Common Stock") of INNERSPACE CORPORATION, a Delaware corporation (the
"Company"), such number of shares being subject to adjustment upon the occurrence of the contingencies set forth in this Warrant. The purchase price payable upon the exercise of this Warrant shall be $1.00 per share, said amount being hereinafter referred to as the "Warrant Price" and being subject to adjustments upon the occurrence of the contingencies set forth in this Warrant.

        Upon delivery of this Warrant with the subscription form annexed hereto, duly executed, together with payment of the Warrant Price for the shares of
Common Stock thereby purchased, at the principal office of the Company, 201
Allen Road NE, Suite 310, Atlanta, Georgia 30328-4864, or at such other address as the Company may designate by notice in writing to the registered holder hereof, the registered holder of this Warrant shall be entitled to receive a certificate or certificates for the shares of Common Stock so purchased. All shares of Common Stock which may be issued upon the exercise of this Warrant will, upon issuance, be fully-paid and non-assessable and free from all taxes, liens and charges with respect thereto.

        This Warrant is subject to the following terms and conditions:

                                       45

1.      Optional Exercise of Warrant. This Warrant may be exercised in whole at any time, or in any part from time to time, at or prior to 5:00 o'clock P.M.,
        Eastern time, on February 15, 2006, but not thereafter, as to all or any part of the number of whole shares of Common Stock then subject hereto.
        Payment of the Warrant Price shall be made in cash. In case of any partial exercise of this Warrant, the Company shall execute and deliver a new
        Warrant of like tenor and date for the balance of the shares of Common
        Stock purchasable hereunder. Upon any exercise of this Warrant, Optionee may, in lieu of payment of the Warrant Price in cash, surrender this
        Warrant (or any successor hereto or fraction hereof) (valued for such purpose at the Fair Market Value of the underlying Common Stock for which such Warrant is exercisable on the date of such exercise less the Warrant
        Price then in effect) and apply all or a portion of the amount so determined to the payment of the Warrant Price for the number of shares of
        Common Stock being purchased.

2.      Adjustment of Warrant Price and Number of Shares Purchasable Hereunder. In
        case the Company shall at any time subdivide the outstanding shares of its
        Common Stock, the Warrant Price in effect immediately prior to such subdivision shall be proportionately decreased, and in case the Company shall at any time combine the outstanding shares of its Common Stock, the
        Warrant Price in effect shall immediately prior to such combination be proportionately increased, effective from and after the record date of such subdivision or combination, as the case may be.

3.      Notice of Adjustments. Upon any adjustment of the Warrant Price and any increase or decrease in the number of shares of Common Stock purchasable upon the exercise of this Warrant, then and in each such case, the Company, within thirty (30) days thereafter, shall give written notice thereof to the registered holder of this Warrant at the address of such holder as shown on the books of the Company, which notice shall state the Warrant
        Price as adjusted and the increased or decreased number of shares purchasable upon the exercise of this Warrant, setting forth in reasonable detail the method of calculation of each. The holder of the Warrant shall have 10 days in which to review the proposed adjustment and to object to the proposed adjustment by notifying the Company in writing of such objection, setting forth in reasonable detail the reasons for such objection. If the holder fails to object to the proposed adjustment during such 10-day period the proposed adjustment shall become final. If the holder objects to the proposed adjustment then the Company and the holder shall attempt to reconcile their differences and if unable to do so such adjustment shall be determined by the Company's independent accountants whose determination shall be final.

4.      Notice of Exercise of Option. This Option may be exercised by the Optionee by a written notice signed by the Optionee, and delivered or mailed to the
        Company to the attention of the President. The notice shall specify the number of shares of Stock which the Optionee elects to purchase hereunder, and be accompanied by (i) a certified or cashier's check payable to the
        Company in payment of the total Exercise Price applicable to such shares as provided herein, (ii) shares of Stock owned by Optionee and duly endorsed or accompanied by stock transfer powers having a Fair Market Value equal to the total Exercise Price applicable to such shares purchased hereunder, or
        (iii) a certified or cashier's check accompanied by a certificate or

                                       46

        certificates representing the number of shares of Stock whose Fair Market
        Value when added to the amount of the check equals the total Exercise Price applicable to such shares purchased hereunder. Upon receipt of an such notice and accompanying payment, the Company agrees to issue to the
        Optionee stock certificates for the number of shares specified in such notice registered in the name of the Optionee.

5.      Charges, Taxes and Expenses. The issuance of certificates for shares of
        Common Stock upon any exercise of this Warrant shall be made without charge to the holder hereof for any tax or other expense in respect to the issuance of such certificates, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of, or in such name or names as may be directed by, the holder of this Warrant;
        provided, however, that in the event that certificates for shares of Common
        Stock are to be issued in a name other than the name of the holder of this
        Warrant, this Warrant when surrendered for exercise shall be accompanied by an instrument of transfer in form satisfactory to the Company, duly executed by the holder hereof in person or by an attorney duly authorized in writing.

6.      Certain Obligations of the Company. The Company will not, by amendment of its Certificate of Incorporation or through reorganization, consolidation, merger, dissolution or sale of assets, or by any other voluntary act or deed, avoid or seek to avoid the performance or observance of any of the covenants, stipulations or conditions to be performed or observed by the
        Company, but will at all times in good faith assist, insofar as it is able, in the carrying out of all provisions of this Warrant and in the taking of all other action which may be necessary in order to protect the rights of the holder of this Warrant against dilution. Without limiting the generality of the foregoing, the Company agrees that it will not establish or increase the par value of the shares of any Common Stock which are at the time issuable upon exercise of this Warrant above the then prevailing
        Warrant Price hereunder and that, before taking any action which would cause an adjustment reducing the Warrant Price hereunder below the then par value, if any, of the shares of any Common Stock issuable upon exercise hereof, the Company will take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully-paid and non-assessable shares of such Common Stock at the Warrant Price as so adjusted.

7.      Miscellaneous.

        a.      The Company covenants that it will at all times reserve and keep available, solely for the purpose of issue upon the exercise hereof, a sufficient number of shares of Common Stock to permit the exercise hereof in full and a sufficient number of shares of Common Stock to permit the conversion of all such shares of Common Stock.

        b.      The terms of this Warrant shall be binding upon and shall inure to the benefit of any successors or assigns of the Company and of the holder or holders hereof and of the Common Stock issued or issuable on the exercise hereof.

                                       47

        c.      No holder of this Warrant, as such, shall be entitled under this
                Warrant to vote or receive dividends (except as provided in paragraph
                2 hereof) or be deemed to be a shareholder of the Company for any purpose.

        d.      This Warrant may be divided into separate Warrants covering one share of the Common Stock or any whole multiple thereof, for the total number of shares of Common Stock then subject to this Warrant at any time, or from time to time, upon the request of the registered holder of this Warrant and the surrender of the same to the Company for such purpose. Such subdivided Warrants shall be issued promptly by the
                Company following any such request and shall be of the same form and tenor as this Warrant, except for any requested change in the name of the registered holder stated herein.

        e.      Except as otherwise provided herein, this Warrant and all rights hereunder are transferable by the registered holder hereof in person or by duly authorized attorney on the books of the Company upon surrender of this Warrant, properly endorsed, to the Company. The
                Company may deem and treat the registered holder of this Warrant at any time as the absolute owner hereof for all purposes and shall not be affected by any notice to the contrary.

        f.      By acceptance of this Warrant the registered holder represents and warrants to the Company that such holder is acquiring this Warrant and will acquire any shares of Common Stock issued upon the exercise of this Warrant for the holder's own account with the intent of holding such warrant or shares for investment and without the intent of participating directly or indirectly in a distribution of the same.
                Any certificates for Common Stock issued upon the exercise of this
                Warrant shall bear a legend similar to the legend appearing on the first page of this Warrant.

        g.      The term "Fair Market Value" shall mean the average Closing Sales
                Price of the Company's Common Stock for the five (5) trading days immediately preceding the date of notice or exercise which relates to said determination of Fair Market Value.

        IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officers and its corporation seal to be affixed hereto.

        Dated: February 15, 2002

                                            INNERSPACE CORPORATION

                                            By:/s/ Robert D. Arkin
                                               Chief Executive Officer

                                       48

                                   ASSIGNMENT

(To be Executed by the Registered Holder to effect a Transfer of the foregoing Warrant)

        FOR VALUE RECEIVED, the undersigned hereby sells, and assigns and transfers unto the foregoing Warrant and the rights represented thereto to purchase shares of Common Stock of INNERSPACE CORPORATION, in accordance with the terms and conditions thereof, and does hereby irrevocably constitute and appoint
__________________________________________ Attorney to transfer the said Warrant on the books of the Company, with full power of substitution.

___________________________________                By __________________________
                                                      Signature
___________________________________

___________________________________
___________________________________
Address

Dated:_____________________________

In the presence of:

___________________________________

                                       49

                                SUBSCRIPTION FORM

  (To be Executed by the Registered Holder to Exercise the Rights to Purchase
                   Stock evidenced by the foregoing Warrant)

TO: INNERSPACE CORPORATION

        The undersigned hereby exercises the right to purchase _______ shares of
Common Stock covered by the attached Warrant in accordance with the terms and conditions thereof, and herewith makes payment of the Warrant Price of such shares in full.

        The undersigned represents and warrants to you that the undersigned is acquiring such shares for the undersigned's own account with the intent of holding such shares for investment and without the intent of participating directly or indirectly in a distribution of such shares.

                                              ________________________________
                                          By: ________________________________
                                              Signature

                                              ________________________________
                                              ________________________________
                                              Address

Dated: _________________.

                                       50

                                    EXHIBIT D
                               VESTING CONDITIONS

The right of each registered holder to exercise his or her rights under the
Warrant Agreements attached to the License Agreement as Exhibit C will vest upon satisfaction by the Licensor of the following conditions:

        1. Provide and load base data for primary care internal medicine/family practice by not later than February 28, 2002;

        2. assist in loading the Licensed Program on Licensee's servers by
           February 28, 2002;

        3. within five working days after receiving mutually acceptable specifications signed and approved by both Licensor and Licensee, provide a time and cost estimate for, and within 30 days of the agreed upon completion date, complete and deliver to Licensee, each of the following:

                a. a superbill to meet Licensed Program integration requirements;

                b. island codes;

                c. a database for at least one proof of concept site;;

                d. precertification capability to meet Licensed Program marketing requirements;

                e. modifications to Licensed Program so that Licensee can reasonably operate the Licensed Program from within Licensee's Internet
                   Portal to meet marketing and customer rollout requirements;

                f. training tools to meet customer rollout requirements; and

                g. work aided drawings for ortho, optham and other enhanced specialty support to meet Licensed Program marketing
                   requirements.

Notwithstanding the foregoing conditions, the registered holders' entitlement to exercise their rights under the Warrant Agreements will vest on May 15, 2002 if the Licensee has failed to provide mutually acceptable specifications relating to each of Items 3.a through 3.g above. If Licensee has provide said specifications and the scope of work requires the professional services to extend beyond August 15, 2002, the registered holders' entitlement to exercise their rights under the Warrant Agreements will vest on August 15, 2002.

                                       51

                                   EXHIBIT E
                          SOURCE CODE ESCROW AGREEMENT

This Agreement is effective February 15, 2002 between Raiford & Dixon, LLP
("Escrow Agent"), The KRC Group, Inc., a Delaware corporation ("Depositor"), and
InnerSpace Corporation, a Delaware corporation (the "Preferred Beneficiary").
Escrow Agent, Depositor and the Preferred Beneficiary are hereinafter referred to collectively as the "parties."

                                    RECITALS:

A. Depositor and Preferred Beneficiary have entered or will enter into a
   License Agreement regarding certain proprietary technology of Depositor
   (referred to in this Agreement as "the License Agreement").

B. Depositor desires to avoid disclosure of its proprietary technology except under certain limited circumstances.

C. The availability of the proprietary technology of Depositor is critical to
   Preferred Beneficiary in the conduct of its business and, therefore,
   Preferred Beneficiary needs access to the proprietary technology under certain limited circumstances.

D. Depositor and Preferred Beneficiary desire to establish an escrow with
   Escrow Agent to provide for the retention, administration and controlled access of certain proprietary technology materials of Depositor.

E. The parties desire this Agreement to be supplementary to the License
   Agreement pursuant to11 United States Bankruptcy Code, Section 365(n).

                                    ARTICLE 1
                                    DEPOSITS

1.1 Obligation to Make Deposit. Upon the signing of this Agreement by the parties, including the signing of the Acceptance Form, Depositor shall deliver to Escrow Agent the proprietary technology and other materials
    ("Deposit Materials") required to be deposited by the License Agreement or, if the License Agreement does not identify the materials to be deposited with Escrow Agent, then such materials will be identified on Exhibit 1. If
    Exhibit 1 is applicable, it is to be prepared and signed by Depositor and
    Preferred Beneficiary. Escrow Agent shall have no obligation with respect to the preparation, signing or delivery of Exhibit 1.

1.2 Identification of Tangible Media. Prior to the delivery of the Deposit
    Materials to Escrow Agent, Depositor shall conspicuously label for identification each document, magnetic tape, disk, or other tangible media upon which the Deposit Materials are written or stored. Additionally,
    Depositor shall complete Exhibit 2 to this Agreement by listing each such tangible media by the item label description, the type of media and the quantity. Exhibit 2 shall be signed by Depositor and delivered to Escrow
    Agent with the Deposit Materials. Unless and until Depositor makes the initial deposit with Escrow Agent, Escrow Agent shall have no obligation

                                       52

    with respect to this Agreement, except the obligation to notify the parties regarding the status of the account as required in Section 2.2 below.

1.3 Deposit Inspection. When Escrow Agent receives the Deposit Materials and the information contained in Exhibit 2, Escrow Agent will conduct a deposit inspection by visually matching the labeling of the tangible media containing the Deposit Materials to the item descriptions and quantity listed on Exhibit 2.

1.4 Acceptance of Deposit. At completion of the deposit inspection, if Escrow
    Agent determines that the labeling of the tangible media matches the item descriptions and quantity on Exhibit 2, Escrow Agent will date and sign
    Exhibit 2 and mail a copy thereof to Depositor and Preferred Beneficiary.
    If Escrow Agent determines that the labeling does not match the item descriptions or quantity on Exhibit 2, Escrow Agent will (a) note the discrepancies in writing on Exhibit 2; (b) date and sign Exhibit 2 with the exceptions noted; and (c) mail a copy of Exhibit 2 to Depositor and
    Preferred Beneficiary. Escrow Agent's acceptance of the deposit occurs upon the signing of Exhibit 2 by Escrow Agent. Delivery of the signed Exhibit 2 to Preferred Beneficiary is Preferred Beneficiary's notice that the Deposit
    Materials have been received and accepted by Escrow Agent.

1.5 Depositor's Representations. Depositor represents as follows:

        a. Depositor lawfully possesses all of the Deposit Materials deposited with Escrow Agent;

        b. With respect to all of the Deposit Materials, Depositor has the right and authority to grant to Escrow Agent and Preferred Beneficiary the rights as provided in this Agreement;

        c. The Deposit Materials are not subject to any lien or other encumbrance;

        d. The Deposit Materials consist of the proprietary technology and other materials identified either in the License Agreement or Exhibit 1, as the case may be; and

        e. The Deposit Materials are readable and useable in their current form or, if any portion of the Deposit Materials is encrypted, the decryption tools and decryption keys have also been deposited.

1.6 Verification. Verification determines, in different levels of detail, the accuracy, completeness, sufficiency and quality of the Deposit Materials.

        a. Escrow Agent shall perform an Initial Verification of the Deposit
           Materials upon the initial deposit and for each update. An Initial
           Verification is defined as follows: Escrow Agent will cause Chris
           Ivaliotes or if Mr. Ivaliotes is unavailable a technically qualified
           Escrow Agent designee to evaluate the Deposit Materials in order to identify (a) the hardware and software configurations reasonably necessary to maintain the Deposit Materials; (b) the hardware and software configurations reasonably necessary to compile the Deposit

                                       53

           Materials; and (c) the compilation instructions. Escrow Agent will then prepare and deliver to Depositor and Preferred Beneficiary a report describing the information so identified. It shall be the responsibility of the Depositor, and not Escrow Agent, to ensure that the Deposit Materials contain the information so identified in Escrow
           Agent's report, as well as any other information that may be required in the License Agreement.

        b. Preferred Beneficiary shall have the right to cause a verification of any Deposit Materials, at Preferred Beneficiary's expense (except
           Depositor shall pay such cost if the verification fails). Preferred
           Beneficiary shall notify Depositor and Escrow Agent of Preferred
           Beneficiary's request for verification. Depositor shall have the right to be present at the verification. If a verification is elected after the Deposit Materials have been delivered to Escrow Agent, then only
           Escrow Agent, or at Escrow Agent's election an independent person or company selected and supervised by Escrow Agent, may perform the verification.

1.7 Deposit Updates.

        a. Generally. Unless otherwise provided by the License Agreement,
           Depositor shall update the Deposit Materials within thirty (30) days of each release of a new version of the product, which is subject to the License Agreement. Such updates will be added to the existing deposit. All deposit updates shall be listed on a new Exhibit 2 and
           Depositor shall sign the new Exhibit 2. Each Exhibit 2 will be held and maintained separately within the escrow account. An independent record will be created which will document the activity for each
           Exhibit 2. The processing of all deposit updates shall be in accordance with Sections 1.2 through 1.6 above. All references in this
           Agreement to the Deposit Materials shall include the initial Deposit
           Materials and any updates.

        b. DeposiTrack Service. Escrow Agent shall notify Depositor in writing semi-annually of Depositor's obligation to make updated deposits.
           Within thirty (30) days of receipt of such notice, Depositor shall certify in writing to Escrow Agent that (a) it has made the updated deposits as required in the immediately preceding paragraph; or (b)
           there has not been a release of a new version of the product since the last deposit. After the thirty (30) days, Escrow Agent shall notify
           Preferred Beneficiary that Escrow Agent has received (a) an updated deposit from Depositor; (b) a statement from Depositor advising there has not been a release of a new version of the product since the last deposit; or (c) no response from Depositor.

1.8 Removal of Deposit Materials. The Deposit Materials may be removed and/or exchanged only on written instructions signed by Depositor and Preferred
    Beneficiary, or as otherwise provided in this Agreement.

                                       54

                                    ARTICLE 2
                       CONFIDENTIALITY AND RECORD KEEPING

2.1 Confidentiality. Escrow Agent shall maintain the Deposit Materials in a secure, environmentally safe, locked facility, which is accessible only to authorized representatives of Escrow Agent. Escrow Agent shall have the obligation to reasonably protect the confidentiality of the Deposit
    Materials. Except as provided in this Agreement, Escrow Agent shall not disclose, transfer, make available, or use the Deposit Materials. Escrow
    Agent shall not disclose the content of this Agreement to any third party.
    If Escrow Agent receives a subpoena or any other order from a court or other judicial tribunal pertaining to the disclosure or release of the
    Deposit Materials, Escrow Agent will immediately notify the parties to this
    Agreement unless prohibited by law. It shall be the responsibility of
    Depositor and/or Preferred Beneficiary to challenge any such order;
    provided, however, that Escrow Agent does not waive its rights to present its position with respect to any such order. Escrow Agent will not be required to disobey any order from a court or other judicial tribunal. (See
    Section 7.5 below for notices of requested orders.)

2.2 Audit Rights. During the term of this Agreement, Depositor and Preferred
    Beneficiary shall each have the right to inspect the written records of
    Escrow Agent pertaining to this Agreement. Any inspection shall be held during normal business hours and following reasonable prior notice.

                                    ARTICLE 3
                         GRANT OF RIGHTS TO Escrow Agent

3.1 Title to Media. Depositor hereby transfers to Escrow Agent the title to the media upon which the proprietary technology and materials are written or stored. However, this transfer does not include the ownership of the proprietary technology and materials contained on the media such as any copyright, trade secret, patent or other intellectual property rights.

3.2 Right to Make Copies. Escrow Agent shall have the right to make copies of the Deposit Materials as reasonably necessary to perform this Agreement.
    Escrow Agent shall copy all copyright, nondisclosure, and other proprietary notices and titles contained on the Deposit Materials onto any copies made by Escrow Agent. With all Deposit Materials submitted to Escrow Agent,
    Depositor shall provide any and all instructions as may be necessary to duplicate the Deposit Materials including but not limited to the hardware and/or software needed.

3.3 Right to Transfer Upon Release. Depositor hereby grants to Escrow Agent the right to transfer Deposit Materials to Preferred Beneficiary in accordance with Section 4.5. Except upon such a release or as otherwise provided in this Agreement, Escrow Agent shall not transfer the Deposit Materials.

                                       55

                                    ARTICLE 4
                               RELEASE OF DEPOSIT

4.1 Release Conditions. As used in this Agreement, "Release Conditions" shall mean the existence of any one or more of the following circumstances, uncorrected for more than thirty (30) days:

        a. Depositor's failure to carry out material obligations imposed on it pursuant to the License Agreement;

        b. Entry of an order for relief for Depositor under Title 11 of the
           United States Code;

        c. The making by Depositor of a general assignment for the benefit of creditors;

        d. The appointment of a general receiver or trustee in bankruptcy of
           Depositor's business or property;

        e. Action by Depositor under any state insolvency or similar law for the purpose of its bankruptcy, reorganization or liquidation; or

        f. Depositor's failure to continue to do business in the ordinary course.

4.2 Filing for Release. If Preferred Beneficiary believes in good faith that a
    Release Condition has occurred, Preferred Beneficiary may provide to Escrow
    Agent written notice of the occurrence of the Release Condition and a request for the release of the Deposit Materials. Upon receipt of such notice, Escrow Agent shall provide a copy of the notice to Depositor by commercial express mail.

4.3 Contrary Instructions. From the date Escrow Agent mails the notice requesting release of the Deposit Materials, Depositor shall have ten (10)
    business days to deliver to Escrow Agent contrary instructions ("Contrary
    Instructions"). Contrary Instructions shall mean the written representation by Depositor that a Release Condition has not occurred or has been cured.
    Upon receipt of Contrary Instructions, Escrow Agent shall send a copy to
    Preferred Beneficiary by commercial express mail. Additionally, Escrow
    Agent shall notify both Depositor and Preferred Beneficiary that there is a dispute to be resolved pursuant to Section 7.3 of this Agreement. Escrow
    Agent will continue to store the Deposit Materials without release pending
    (a) joint instructions from Depositor and Preferred Beneficiary; (b)
    dispute resolution pursuant to Section 7.3; or (c) order of a court.

4.4 Release of Deposit. If Escrow Agent does not receive Contrary Instructions from the Depositor, Escrow Agent is authorized to release the Deposit
    Materials to the Preferred Beneficiary or, if more than one beneficiary is registered to the deposit, to release a copy of the Deposit Materials to the Preferred Beneficiary. However, Escrow Agent is entitled to receive any fees due Escrow Agent before making the release. Any copying expense in excess of $300 will be chargeable to Preferred Beneficiary. Upon any such

                                       56

    release, the escrow arrangement will terminate as it relates to the
    Depositor and Preferred Beneficiary involved in the release.

4.5 Right to Use Following Release. Unless otherwise provided in the License
    Agreement, upon release of the Deposit Materials in accordance with this
    Article 4, Preferred Beneficiary shall have the right to use the Deposit
    Materials for the sole purpose of continuing the benefits afforded to
    Preferred Beneficiary by the License Agreement. Preferred Beneficiary shall be obligated to maintain the confidentiality of the released Deposit
    Materials.

                                   ARTICLE 5
                              TERM AND TERMINATION

5.1 Term of Agreement. The initial term of this Agreement is for a period of one year. Thereafter, this Agreement shall automatically renew from year-to-year unless (a) Depositor and Preferred Beneficiary jointly instruct Escrow Agent in writing that the Agreement is terminated; or (b)
    Escrow Agent instructs Depositor and Preferred Beneficiary in writing that the Agreement is terminated for nonpayment in accordance with Section 5.2 or by resignation in accordance with Section 5.3. If the Acceptance Form has been signed at a date later than this Agreement, the initial term of the Acceptance Form will be for one year with subsequent terms to be adjusted to match the anniversary date of this Agreement. If the Deposit
    Materials are subject to another escrow agreement with Escrow Agent, Escrow
    Agent reserves the right, after the initial one year term, to adjust the anniversary date of this Agreement to match the then prevailing anniversary date of such other escrow arrangements.

5.2 Termination for Nonpayment. In the event of the nonpayment of fees owed to
    Escrow Agent, Escrow Agent shall provide written notice of delinquency to the parties to this Agreement affected by such delinquency. Any such party shall have the right to make the payment to Escrow Agent to cure the default. If the past due payment is not received in full by Escrow Agent within one month of the date of such notice, then at any time thereafter
    Escrow Agent shall have the right to terminate this Agreement to the extent it relates to the delinquent party by sending written notice of termination to such affected parties. Escrow Agent shall have no obligation to take any action under this Agreement so long as any payment due to Escrow Agent remains unpaid.

5.3 Termination By Resignation. Escrow Agent reserves the right to terminate this Agreement, for any reason, by providing Depositor and Preferred
    Beneficiary with 60-days' written notice of its intent to terminate this
    Agreement. Within the 60-day period, the Depositor and Preferred
    Beneficiary may provide Escrow Agent with joint written instructions authorizing Escrow Agent to forward the Deposit Materials to another escrow company and/or agent or other designated recipient. If Escrow Agent does not receive said joint written instructions within 60 days of the date of
    Escrow Agent's written termination notice, then Escrow Agent shall destroy, return or otherwise deliver the Deposit Materials in accordance with
    Section 5.4.

                                       57

5.4 Disposition of Deposit Materials Upon Termination. Subject to the foregoing termination provisions, and upon termination of this Agreement, Escrow
    Agent shall destroy, return, or otherwise deliver the Deposit Materials in accordance with instructions. If there are no instructions, Escrow Agent may, at its sole discretion, destroy the Deposit Materials or return them to Depositor. Escrow Agent shall have no obligation to destroy or return the Deposit Materials if the Deposit Materials are subject to another escrow agreement with Escrow Agent or have been released to the Preferred
    Beneficiary in accordance with Section 4.4.

5.5 Survival of Terms Following Termination. Upon termination of this
    Agreement, the following provisions of this Agreement shall survive:

        a. Depositor's Representations (Section 1.5);

        b. The obligations of confidentiality with respect to the Deposit
           Materials;

        c. The rights granted in the sections entitled Right to Transfer Upon
           Release (Section 3.3) and Right to Use Following Release (Section
           4.5), if a release of the Deposit Materials has occurred prior to termination;

        d. The obligation to pay Escrow Agent any fees and expenses due;

        e. The provisions of Article7; and

        f. Any provisions in this Agreement, which specifically state they survive the termination of this Agreement.

                                    ARTICLE 6
                               ESCROW AGENT'S FEES

6.1 Fee Schedule. Escrow Agent is entitled to be paid its standard fees and expenses applicable to the services provided. Unless otherwise stated in this Agreement or agreed in a writing signed by Escrow Agent, Preferred
    Beneficiary will pay Escrow Agent's fees. Escrow Agent shall notify the party responsible for payment of Escrow Agent's fees at least sixty (60)
    days prior to any increase in fees. For any service not listed on Escrow
    Agent's standard fee schedule, Escrow Agent will provide a quote prior to rendering the service, if requested.

6.2 Payment Terms. Escrow Agent shall not be required to perform any service unless the payment for such service and any outstanding balances owed to
    Escrow Agent are paid in full. Fees are due upon receipt of a signed contract or receipt of the Deposit Materials whichever is earliest. If invoiced fees are not paid, Escrow Agent may terminate this Agreement in accordance with Section 5.2.

                                       58

                                    ARTICLE 7
                             LIABILITY AND DISPUTES

7.1 Right to Rely on Instructions. Escrow Agent may act in reliance upon any instruction, instrument, or signature reasonably believed by Escrow Agent to be genuine. Escrow Agent may assume that any employee of a party to this
    Agreement who gives any written notice, request, or instruction has the authority to do so. Escrow Agent shall not be required to inquire into the truth or evaluate the merit of any statement or representation contained in any notice or document. Escrow Agent shall not be responsible for failure to act as a result of causes beyond the reasonable control of Escrow Agent.

7.2 Indemnification. Depositor and Preferred Beneficiary each agree to indemnify, defend and hold harmless Escrow Agent from any and all claims, actions, damages, arbitration fees and expenses, costs, attorney's fees and other liabilities ("Liabilities") incurred by Escrow Agent relating in any way to this escrow arrangement unless such Liabilities were caused solely by the negligence or willful misconduct of Escrow Agent.

7.3 Dispute Resolution. Any dispute relating to or arising from this Agreement shall be resolved by arbitration using a panel of three (3) arbitrators under the Commercial Rules of the American Arbitration Association. Three
    arbitrators shall be selected. The Depositor and Preferred Beneficiary shall each select one arbitrator and the two chosen arbitrators shall select the third arbitrator, or failing agreement on the selection of the third arbitrator, the American Arbitration Association shall select the third arbitrator. However, if Escrow Agent is a party to the arbitration,
    Escrow Agent shall select the third arbitrator. Unless otherwise agreed by
    Depositor and Preferred Beneficiary, arbitration will take place in
    Atlanta, Georgia, USA. Any court having jurisdiction over the matter may enter judgment on the award of the arbitrators. Service of a petition to confirm the arbitration award may be made by First Class mail or by commercial express mail, to the attorney for the party or, if unrepresented, to the party at the last known business address.

7.4 Controlling Law. This Agreement is to be governed and construed in accordance with the laws of Georgia, without regard to its conflict of law provisions.

7.5 Notice of Requested Order. If any party intends to obtain an order from the arbitrator or any court of competent jurisdiction, which may direct Escrow
    Agent to take, or refrain from taking any action, that party shall:

        a. Give Escrow Agent at least two business days' prior notice of the hearing;

        b. Include in any such order that, as a precondition to Escrow Agent's obligation, Escrow Agent be paid in full for any past due fees and be paid for the reasonable value of the services to be rendered pursuant to such order; and

                                       59

        c. Ensure that Escrow Agent not be required to deliver the original (as opposed to a copy) of the Deposit Materials if Escrow Agent may need to retain the original in its possession to fulfill any of its other escrow duties.

                                    ARTICLE 8
                               GENERAL PROVISIONS

8.1 Entire Agreement. This Agreement, which includes the Acceptance Form and
    Exhibits described herein, embodies the entire understanding among all of the parties with respect to its subject matter and supersedes all previous communications, representations or understandings, either oral or written.
    Escrow Agent is not a party to the License Agreement between Depositor and
    Preferred Beneficiary and has no knowledge of any of the terms or provisions of any such License Agreement. Escrow Agent's only obligations to Depositor or Preferred Beneficiary are as set forth in this Agreement.
    No amendment or modification of this Agreement shall be valid or binding unless signed by all the parties hereto, except that Exhibit 1 need not be signed by Escrow Agent, Exhibit 2 need not be signed by Preferred
    Beneficiary, and the Acceptance Form need only be signed by the parties identified therein.

8.2 Notices. All notices, invoices, payments, deposits and other documents and communications shall be given to the parties at the addresses specified from time to time. It shall be the responsibility of the parties to notify each other as provided in this Section in the event of a change of address.
    The parties shall have the right to rely on the last known address of the other parties. Unless otherwise provided in this Agreement, all documents and communications may be delivered by First Class mail.

8.3 Severability. In the event any provision of this Agreement is found to be invalid, voidable or unenforceable, the parties agree that unless it materially affects the entire intent and purpose of this Agreement, such invalidity, voidability or unenforceability shall affect neither the validity of this Agreement nor the remaining provisions herein, and the provision in question shall be deemed to be replaced with a valid and enforceable provision most closely reflecting the intent and purpose of the original provision.

8.4 Successors. This Agreement shall be binding upon and shall inure to the benefit of the successors and assigns of the parties. However, Escrow Agent shall have no obligation in performing this Agreement to recognize any successor or assign of Depositor or Preferred Beneficiary unless Escrow
    Agent receives clear, authoritative and conclusive written evidence of the change of parties.

8.5 Regulations. Depositor and Preferred Beneficiary are responsible for and warrant compliance with all applicable laws, rules and regulations, including but not limited to customs laws, import, export, and re-export laws and government regulations of any country from or to which the Deposit
    Materials may be delivered in accordance with the provisions of this
    Agreement.

                                       60

IN WITNESS WHEREOF AND INTENDING TO BE BOUND, the parties hereto execute this
Agreement through their authorized representatives as of the date first above written.

INNERSPACE CORPORATION

By:/s/Robert D. Arkin
   Robert D. Arkin
   Chief Executive Officer

THE KRC GROUP, INC.

By:/s/Robert Crowe
   Robert Crowe
   Chief Executive Officer

RAIFORD & DIXON, LLP

By:/s/A. Todd Merolla
   A. Todd Merolla, Esq.
   Partner

                                       61

                                    EXHIBIT 1
                            MATERIALS TO BE DEPOSITED

Depositor represents to Preferred Beneficiary that Deposit Materials delivered to Escrow Agent shall consist of the following:

 Signature: ________________________
 Print Name: _______________________
 Date: _____________________________

                                       62

                                    EXHIBIT 2
                        DESCRIPTION OF DEPOSIT MATERIALS

 Product Name: ____________________________ Version: _____________

DEPOSIT MATERIAL DESCRIPTION:
 Quantity Media Type & Size Label Description of Each Separate Item

 ____ Disk3.5" or ____
 ____ DAT tape ____mm
 ____ CD-ROM
 ____ Data cartridge tape ____
 ____ TK70 or ____ tape
 ____ Magnetic tape ____
 ____ Documentation
 ____ Other ______________________

 PRODUCT DESCRIPTION:
 Environment: ______________________________________________________________

 DEPOSIT MATERIAL INFORMATION:
Is the media or are any of the files encrypted? Yes / No If yes, please include any passwords and the decryption tools.
Encryption tool name________________________ Version:__________________

Hardware required: _________________________________________________________
Software required: _________________________________________________________
Other required information: ________________________________________________

I certify for Depositor that the above described Deposit Materials have been transmitted to Escrow Agent:

Signature: ________________________
Print Name: _______________________
Date: _____________________________

Escrow Agent has inspected and accepted the above materials (any exceptions are noted above):

Signature: _________________________
Print Name: ________________________
Date Accepted:______________________
Exhibit 2#:_________________________

                                       63

                                    EXHIBIT F
                       SOFTWARE MAINTENANCE SUPPORT POLICY

The KRC Group, Inc. will provide support services for the Licensed Program as follows:

1. 24X7 telephone support by qualified personnel designated by The KRC Group,
   Inc. to assure the performance described in Exhibit B.

2. This level of support will be provided and remain in effect for the term of the License Agreement (since the License Fees described at Section 3.1 of the License Agreement include maintenance and support fees).

3. Support services include without limitation the following:

        a. Technical services to remedy software application defects.

        b. Technical support for hardware, communications or other equipment The
           KRC Group, Inc. specifically provides in order for the Licensed
           Program to perform in accordance with Exhibit B.

4. Support services are directly provided to employees, agents, affiliates and officers of InnerSpace Corporation, including Health Unified, Inc. Support services are not directly provided to end users.

On-site support will be provided at an additional fee of $150.00 / hour as well as ordinary and customary out of pocket expenses including pre-approved transportation expenses.

                                       64